Securities Act Registration No. 333-95817
Investment Company Act Registration No. 811-09749

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No. _____	☐

Post-Effective Amendment No. 14	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 16

LIFETIME ACHIEVEMENT FUND, INC.
(Exact Name of Registrant as Specified in Charter)

15858 West Dodge Road, Suite 310

Omaha, Nebraska	68118
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code:  402-330-1166

Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska  68118
(Name and Address of Agent for Service)

Copy to:

JoAnn M. Strasser
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio  45202

It is proposed that this filing will become effective (check appropriate box):
☐           immediately upon filing pursuant to paragraph (b) of Rule 485
☐           on May 1, 2010 pursuant to paragraph (b) of Rule 485
☒           60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐           on (date) pursuant to paragraph (a)(1) of Rule 485
☐           75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐           on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LIFETIME ACHIEVEMENT FUND, INC.

TICKER SYMBOL:  LFTAX

15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166
(800) 397-1167
www.lifetimeachievementfund.com

PROSPECTUS

[October __], 2010

The Fund seeks long-term capital appreciation and growth of investment.  The Fund primarily invests in shares of other open-end investment companies and exchange-traded funds.

This Prospectus sets forth the information about the Fund that you, as a prospective investor, should consider before investing in the Fund.  It should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The Fund’s investment objective is long-term capital appreciation and growth of investment.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund.  More information about this and other discounts is available from your financial professional and in the “Front-End Sales Load” section on page 15 of the Prospectus and on page 27 of the Fund’s Statement of Additional Information (“SAI”) under “Purchase and Sale of Fund Shares.”

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%
Redemption Fee (as a % of amount redeemed on shares held less than 90 days )	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Interest Expense and Cost of Borrowing	0.59%
Other	0.40%
Acquired Fund Fees and Expenses (1)	1.34%
Total Annual Fund Operating Expenses	3.33%

(1)
The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund. The fee has been restated to reflect the fact that the Fund will no longer purchase Investment Funds that have a 12b-1 fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that your dividends and distributions have been reinvested.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$577	$1,249	$1,943	$3,781

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of the portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in shares of other open-end investment companies and exchange-traded funds ("ETFs") (collectively "Investment Funds") that each invest primarily in common stocks or fixed income securities.  The Fund may invest without restriction as to capitalization, credit quality or country of an issuer.  The Fund may invest without limitation in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds.  The Fund defines non-investment grade fixed income securities as those with ratings below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or if unrated, determined to be of similar credit quality by the Fund's adviser.  The Fund may borrow amounts of up to 33 1/3% of its total assets, less liabilities other than such borrowings, to take advantage of leverage opportunities by buying additional securities when the Fund's adviser deems it advisable and in order to increase liquidity to meet redemption requests.  The Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund's adviser selects Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries.  In selecting open-end investment companies, the adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers' investment process, administrative and other costs, shareholder services and the reputation and stability of their investment advisers.  In selecting ETFs, the adviser considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF.  The Fund may invest in the securities of an ETF that are trading at a discount or premium to its net asset value ("NAV").  The strategy of investing in other Investment Funds is generally referred to as the “fund of funds” structure.  The Fund invests primarily in Investment Funds that have an investment objective that the Fund's adviser deems, when viewed from a total portfolio perspective, consistent with the Fund's.

The Fund may invest in inverse Investment Funds, which are designed to produce results opposite to market trends.  Inverse Investment Funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  The Fund may also invest in alternative assets, which are selected to provide positive returns that are non-correlated to the equity market in general.  These may include Investment Funds linked to commodities, such as oil or gold, and securities focused on specific industries such as real estate, or focused on economic segments such as foreign currencies. The Fund may also invest directly in gold bullion, gold coins, foreign currencies and fixed income securities of sovereign issuers.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Below-Investment Grade Securities Risk.  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of loss of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuer of the security.  Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.

2

Common Stock Risk. The value of the Fund will fluctuate based on changes in the value of the equity securities in which the Investment Funds invest.  Common stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Fixed Income Risk. When the Fund invests in fixed income securities including Investment Funds that invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance.

Foreign Currency Risk. Currency investing involves market risk, interest rate risk, and country risk.  Market risk results from adverse price movement of foreign currency values.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Foreign Risk.  The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Gold Risk.  The price of gold may be volatile and gold bullion and gold coins are subject to storage and other expenses.

Investment Funds Risk.  Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in open-end investment companies and ETFs and may be higher than other mutual funds that invest directly in securities.  Each Investment Fund is subject to specific risks, depending on its investments.  The Fund's investments in the “Alternative Asset” market segment, which the Fund defines to include commodity-related, foreign currency-related and real estate-related, may be more volatile than other Fund investments.  The Fund may engage in hedging or speculation activities by investing in inverse Investment Funds. Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.

Issuer Risk.  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's or an Investment Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk.  By borrowing money, the Fund incurs the risk that interest expenses may exceed the returns on the securities purchased with borrowed funds.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing.  Borrowing may exaggerate the effect on the Fund’s NAV of any decrease in the value of the securities it holds.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and Investment Funds in which the Fund invests may prove to be incorrect and may not produce the desired results.

3

Non-Diversification Risk.  The Fund’s portfolio is non-diversified.  That is, the Fund can take larger positions in securities of a smaller number of issuers than a diversified portfolio could take.  Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly.

Small-Cap and Mid-Cap Risk.  Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Sovereign Debt Risk. Sovereign government issuers of debt may be unable or unwilling to make interest and principal payments because of factors such as tax revenue shortfalls or the inability to refinance maturing debt in local or global capital markets.

Who Should Invest in the Fund

•	Investors with long-term financial goals.

•	Investors seeking growth potential.

•	Investors seeking a core investment to act as a foundation for their equity portfolio.

Who Should Not Invest in the Fund

•	Investors with short-term financial goals.

•	Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and a supplemental index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Returns do not reflect sales charges, and would be lower if they did.  Updated information on the Fund’s results can be obtained by visiting www.lifetimeachievementfund.com.

4

Annual Total Returns as of December 31 of Each Year (Before Taxes)

Best Quarter	June 30, 2009	28.99%
Worst Quarter	December 31, 2008	(27.37)%

Average Annual Total Returns as of December 31, 2009

	One Year	Five Years	Since Inception (July 5, 2000)
Return Before Taxes	46.71%	1.87%	(0.05)%
Return After Taxes on Distributions	46.71%	1.51%	(0.32)%
Return After Taxes on Distributions and Sale of Fund Shares	30.36%	1.65%	(0.06)%
MSCI World Index	29.99%	2.01%	(0.08)%
S&P 500® Index	26.46%	0.42%	(1.06)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

Investment Adviser

Manarin Investment Counsel, Ltd. is the investment adviser to the Fund.

Portfolio Managers

Roland R. Manarin, lead portfolio manager of the Fund and President, Director and Investment Adviser Representative of the adviser, has managed the Fund since commencement of the Fund’s operations in July 2000.  Aron D. Huddleston, CFA, portfolio manager of the Fund, Vice President and Investment Adviser Representative of the adviser, has managed the Fund since January 2002.  The portfolio managers share responsibility for the day to day management of the Fund.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $10,000.  There is a $500 subsequent investment requirement.  The minimum initial investment for qualified retirement plans, including individual retirement accounts (“IRAs”), IRA rollover plans and Roth IRAs, is $5,000, and the minimum for subsequent investments is $500.  No minimum initial (or subsequent) investment is required for employer sponsored retirement plans (401(k) plans).  You may buy shares of the Fund each day the New York Stock Exchange (“NYSE”) is open.

You may redeem shares of the Fund each day the NYSE is open.  The redemption price is the net asset value per share next determined after the receipt of a redemption request in proper form.  You may redeem Fund shares by calling 1-888-339-4230 or by sending a letter of instruction to Lifetime Achievement Fund, Inc., P.O. Box 1136, Milwaukee, WI 53201-1136.  Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related shareholder services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is long-term capital appreciation and growth of investment.  This objective may not be changed without shareholder approval.

6

Principal Investment Strategies

The Fund seeks to achieve its objective by investing primarily in shares of other open-end investment companies and exchange-traded funds ("ETFs") (collectively "Investment Funds") that each invest primarily in common stocks or fixed income securities.  The Fund may invest without restriction as to capitalization, credit quality or country of an issuer.  The Fund may invest without limitation in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds.  The Fund defines non-investment grade fixed income securities as those with ratings below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or if unrated, determined to be of similar credit quality by the Fund's adviser.  The Fund may borrow amounts of up to 33 1/3% of its total assets, less liabilities other than such borrowings, to take advantage of leverage opportunities by buying additional securities when the Fund's adviser deems it advisable and in order to increase liquidity to meet redemption requests.  The Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The “Fund of Funds” Structure.  The Fund seeks to achieve its objective by investing primarily in shares of other open-end investment companies and exchange-traded funds, which is generally referred to as the “fund of funds” structure.  Investment Funds may, but need not, have the same investment objectives, policies and limitations as the Fund.  Investment Funds may include ETFs, a type of investment company that trades on an exchange like common stock.  An ETF typically represents a fixed portfolio of securities designed to track the return of a specific domestic or foreign market segment or index.

The Fund's adviser selects Investment Funds based, in part, upon an analysis of the global macroeconomic environment and the relative valuations of various asset classes, sectors, and countries.  In selecting open-end investment companies, the adviser considers, among other factors, their past performance, asset size, number of portfolio holdings, portfolio turnover, consistency of their advisers' investment process, administrative and other costs, shareholder services and the reputation and stability of their investment advisers.  In selecting ETFs, the adviser considers the underlying index, if any, methodology of portfolio construction, and liquidity of the ETF.  The Fund may invest in the securities of an ETF that are trading at a discount or premium to its net asset value ("NAV").  The strategy of investing in other Investment Funds is generally referred to as the “fund of funds” structure.  The Fund invests primarily in Investment Funds that have an investment objective that the Fund's adviser deems, when viewed from a total portfolio perspective, consistent with the Fund's.

The Fund may invest in inverse Investment Funds, which are designed to produce results opposite to market trends.  Inverse Investment Funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  The Fund may also invest in alternative assets, which are selected to provide positive returns that are non-correlated to the equity market in general.  These may include Investment Funds linked to commodities, such as oil or gold, and securities focused on specific industries such as real estate, or focused on economic segments such as foreign currencies. The Fund may also invest directly in gold bullion, gold coins, foreign currencies and fixed income securities of sovereign issuers.  Under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals. Accordingly, the Fund may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

The Fund may purchase shares of Investment Funds whether or not they impose a front-end sales charge (“sales load”).  However, the Fund generally will not acquire shares of any Investment Fund that imposes a sales load unless the Investment Fund has a policy allowing for the purchase of shares without a sales load due to the volume of shares purchased (e.g., a cumulative quantity discount or letter of intent program) and the Fund’s purchase qualifies under the policy.  Some Investment Funds may impose a contingent deferred sales load in the event shares are redeemed within a certain period of time, usually within 12 months, and up to 18 months, from the date of purchase.  The Fund does not anticipate incurring such charges, however, in certain instances, the charges may not be avoided, such as when an Investment Fund has a change in fund management or poor performance, to meet liquidity needs of the Fund or other reasons that may compel the Fund to redeem its holdings early and incur the charge.

7

Foreign Securities.  The Fund may invest in foreign companies, including issuers located in both developed and emerging markets, primarily through Investment Funds that invest in foreign securities and, to a limited extent, through direct investment.

Borrowing.  The Fund is authorized to borrow, in accordance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), in an amount up to 33 1/3% of its total assets, less liabilities other than such borrowings, in order to increase liquidity to meet redemption requests and to take advantage of leverage opportunities by buying additional securities when the adviser deems it advisable.  This permits the Fund to meet liquidity needs or take advantage of leverage opportunities when the adviser does not deem it advisable to sell the securities positions held by the Fund.  By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and any related fees.  If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing.  Borrowing may exaggerate the effect on the Fund’s NAV of any increase or decrease in the value of the securities it holds.

The Fund is “non-diversified,” which means that the Fund may invest in fewer securities at any one time than a diversified fund .

Non-Principal Investment Strategies

Direct Investment in Common Stock.  In addition to investing in Investment Funds, the Fund may invest a portion of its assets directly in common stock, or other securities convertible into common stock or any other type of security that represents equity ownership, of a company.

U.S. Government Securities.  The Fund may also invest in individual fixed income bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities including those with maturities in excess of 10 years (“U.S. Government Securities”) and Investment Funds that invest principally in U.S. Government Securities, whenever the Fund’s adviser believes that U.S. Government Securities and Investment Funds investing in U.S. Government Securities offer a potential for capital appreciation, such as during periods of declining interest rates.

Principal Investment Risks

Below-Investment Grade Securities Risk.  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative and carry greater risks than higher quality securities.  While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of loss of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuer of the security.  Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.  Junk bonds are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities.  They involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s or an Investment Fund's ability to sell its bonds.  Such securities may also be subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

8

Common Stock Risk.  The value of the Fund will fluctuate based on changes in the value of the equity securities in which the Investment Funds invest.  Common stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  Stock prices in general may decline over short or even extended periods of time.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  The risks that are associated with investing in common stock include the financial risk of purchasing individual companies that perform poorly, the risk that the stock markets in which the common stock purchased by the Fund trade may experience periods of turbulence and instability, and the general risk that domestic and foreign economies may go through periods of decline and cycles of change.  Many factors affect an individual company’s performance, such as the strength of its management or the demand for its services or products.  You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s services or products.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.  There are also risks associated with the stock market overall.  Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may increase or decrease more than the stock market in general.  When the Fund purchases common stock, it will do so in the secondary market and, consequently, will incur certain brokerage costs.

Fixed Income Risk.  When the Fund invests in fixed income securities including Investment Funds that invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers in which the Fund invests will also harm performance.  Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, foreign securities risk, investment-grade and high yield securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk. Currency investing involves significant risks, including market risk, interest rate risk, and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the “old” currency worthless.

9

Foreign Risk.  The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser's ability to assess such risk than if the Fund invested solely in U.S. securities.  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Gold Risk.  The price of gold may be volatile.  Gold bullion and gold coin investments are subject to additional expenses such as storage, insurance, assaying and may be illiquid and difficult to buy and sell at times the adviser considers optimal.  Additionally, gold coins may lose any value as a collectable or rare item above their value derived purely from their gold content.

Investment Funds Risk.  Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in open-end investment companies and ETFs and may be higher than other mutual funds that invest directly in securities.  Each Investment Fund is subject to specific risks, depending on its investments. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Investment Funds may employ leverage, which magnifies the changes in the value of the Investment Funds. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Although the Fund invests in a number of Investment Funds, this practice cannot eliminate investment risk.  Investment Funds are subject to market risks and fluctuations in value due to economic conditions, political issues and other factors.  Investment decisions of the Investment Funds’ investment advisers are made independently of the Fund and the Fund's adviser.  For instance, a particular Investment Fund may be purchasing securities of the same issuer whose securities are being sold by other Investment Funds.  The result would be an indirect cost to the Fund while potentially leaving the value of the Fund’s portfolio unchanged.  Additionally, an Investment Fund may impose a contingent deferred sales load on redemptions of its shares that have not been held by the Fund for the length of time necessary to avoid the contingent deferred sales load.  Although the Fund intends to avoid contingent deferred sales loads whenever possible, such sales loads may be incurred from time to time.

Some Investment Funds acquired by the Fund will intentionally assume more investment risk than other Investment Funds.  The risks associated with investments in Investment Funds are further described in the Fund’s SAI.

Additional risks of investing in Investment Funds are described below:

Alternative Assets Risk.  The Fund's investments in Investment Funds in the “Alternative Asset” market segment, which the Fund defines to include commodity-related and foreign currency-related and real estate-related, may be more volatile than other Fund investments. The risks and volatility of commodity focused or linked Investment Funds are linked to the economic and other risks that are specific to the commodity in which the Investment Fund invests.  Foreign currency-related Investment Funds are subject to risks inherent in foreign currency investing, such as devaluation.  REIT focused Investment Funds are subject to the risks inherent in real estate investing, such as property value fluctuations.

10

Inverse Risk. The Fund may engage in hedging or speculation activities by investing in inverse Investment Funds. Inverse Investment Funds may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  These investments are significantly different from the investment activities commonly associated with conservative stock and bond funds. Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).

Net Asset Value and Market Price Risk. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Strategy Risk. Each Investment Fund is subject to specific risks, depending on the nature of the Investment Fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

Issuer Risk.  Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund's or an Investment Fund's portfolio.  The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk.  By borrowing money, the Fund incurs the risk that interest expenses may exceed the returns on the securities purchased with borrowed funds.  Borrowing may exaggerate the effect on the Fund’s NAV of any decrease in the value of the securities it holds.  The Fund’s ability to borrow up to 33 1/3% of its total assets, less liabilities other than such borrowings, subjects the Fund to the risk that if the Fund borrows, the cost of borrowing money to purchase securities (i.e., to leverage) will exceed the returns for the securities purchased or the value of the securities purchased will actually decrease.  In the event that the value of the securities purchased decreases, the Fund could be forced to sell the securities for a loss and/or deposit additional securities or cash as collateral for the loan in order to hold the securities purchased.  In either case, the ultimate return (loss) on the securities purchased could be much less (more) than the return (loss) had the Fund not borrowed.  Consequently, borrowing for leveraging purposes could make the Fund’s NAV more volatile than if the Fund does not borrow.  This risk is enhanced during periods of declining asset values.

Management Risk. The adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and Investment Funds in which the Fund invests may prove to be incorrect and may not produce the desired results.  The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's ability to identify securities that are trading at attractive valuations and have the potential to achieve long-term capital appreciation and growth of investment.  The Fund is also subject to the management risk of the Investment Funds.

Non-Diversification Risk.  The Fund’s portfolio is non-diversified.  That is, the Fund can take larger positions in securities of a smaller number of issuers than a diversified portfolio could take.  Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly.  Non-diversification increases the risk that the value of the Fund could decrease because a single investment performs poorly.  More of the Fund’s assets may be invested in the securities of a single issuer than a diversified fund.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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Small-Cap and Mid-Cap Risk.  Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Small-cap and mid-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Small-cap and mid-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Small-cap and mid-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of small-cap and mid-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a small-cap or mid-cap company.

Sovereign Debt Risk. Sovereign government issuers of debt may be unable or unwilling to make interest and principal payments because of factors such as tax revenue shortfalls or the inability to refinance maturing debt in local or global capital markets or through multinational borrowing facilities such as the International Monetary Fund.  Defaulted sovereign debt may become worthless because of a lack of legal recourse against a sovereign government or any other means to compel complete or even partial repayment.

Non-Principal Investment Risks

Cash or Similar Investments and Temporary Strategies Risk.  When the Fund allocates significant assets to cash equivalents, including money market mutual funds, the Fund will bear some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  As a result, your cost of investing in the Fund will be higher than the cost of investing in other mutual funds that invest directly in cash equivalents such as commercial paper or bank deposits.  Additionally, each money market fund is subject to specific risks, such as default risk and liquidity risk, depending on its investments.

Government Obligations Risk.  For Fund investments in U.S. Government Securities and Investment Funds that invest principally in U.S. Government Securities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. government.  Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported, in part, by the discretionary authority of the U.S. government.  However, the obligations of FNMA and FHLMC have been placed into conservatorship until the entities are restored to a solvent financial condition and as a result are, at least temporarily, supported by the U.S. government.

Turnover Risk.  The Fund’s portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the adviser deems it appropriate to make portfolio changes.  A high portfolio turnover rate (100% or more), whether incurred by the Fund or an Investment Fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the Investment Fund, and increases the potential for short-term capital gains and taxes.

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Temporary Investments

To respond to adverse market, economic, political or other conditions, up to 100% of the Fund’s total assets may be in cash, or invested in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited and the Fund may not meet its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.

Portfolio Holdings Disclosure

The Fund has adopted a policy that governs the Fund’s periodic disclosure of its portfolio holdings.  A description of this policy is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

The Fund's adviser, Manarin Investment Counsel, Ltd., 15858, West Dodge Road, Suite 310, Omaha, Nebraska 68118, was incorporated under the laws of the State of Nebraska in 1983 and is controlled by Roland R. Manarin, who also serves as the Fund’s lead portfolio manager.  The adviser also serves as an investment adviser for individual and institutional clients.

Services provided by the adviser to the Fund include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund.  Among other things, the adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities.

The Fund pays the adviser a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  However, the adviser has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through May 1, 2011, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense and cost of Fund borrowings.  For the fiscal year ended December 31, 2009, the adviser made no reimbursements to the Fund, nor did it waive any of its fees.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the adviser is available in the Fund’s most recent semi-annual report to shareholders for the period ended June 30.

Portfolio Managers

Roland R. Manarin.  Mr. Manarin serves as the Fund’s lead portfolio manager on behalf of the Adviser.  He has served in this capacity since commencement of the Fund’s operations in July 2000.  Mr. Manarin has been a registered investment adviser representative of the adviser since 1983 and a registered representative of the Fund’s principal distributor since October 1994.  In addition to managing the assets of numerous individual clients, Mr. Manarin is the portfolio manager of two private investment limited partnerships.  Mr. Manarin’s history in the securities industry dates to 1976 when he was a registered representative of a large regional brokerage firm.  Mr. Manarin received a Bachelor of Science in Business Administration degree from the University of Nebraska at Omaha.  The Fund’s SAI provides additional information about Mr. Manarin’s compensation, other accounts he manages and his ownership of shares in the Fund.

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Aron D. Huddleston, CFA.  Mr. Huddleston has served as the Fund's portfolio manager on behalf of the adviser since January 2002.  Mr. Huddleston has been Vice President of the Fund since May 2004 and has been an investment adviser representative of the adviser and a registered representative of the Fund’s principal distributor since 2001.  He also assists Mr. Manarin with managing the assets of numerous individual clients and two private investment limited partnerships.  Mr. Huddleston received a Bachelor of Science in Business Administration degree with high distinction from Nebraska Wesleyan University and a Master’s Degree of Security Analysis and Portfolio Management from Creighton University.  Mr. Huddleston holds the Chartered Financial Analyst® designation.  The Fund’s SAI provides additional information about Mr. Huddleston’s compensation, other accounts he manages and his ownership of shares in the Fund.  Mr. Huddleston is Mr. Manarin’s son-in-law.

Transactions With Affiliates

With respect to purchases of shares of Investment Funds that normally impose a front-end sales load at the time of purchase, the adviser may direct, to the extent possible, substantially all of the orders to Manarin Securities Corporation, an affiliate of the adviser and the Fund’s principal distributor.  In such cases, the Investment Fund's distributor may pay the Fund's distributor a  fee (“dealer reallowance”) of up to 1% of the Investment Fund’s offering price per share.  The distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Investment Fund’s offering price per share.  This dealer reallowance is a usual and customary amount of compensation uniformly paid to brokers.  It is paid to the distributor for acting as broker for the Investment Funds in acquiring shares of the Investment Funds for the Fund.  The distributor’s responsibilities as broker under this arrangement include obtaining the best price and execution, processing the trade, obtaining share certificates (if applicable) and otherwise communicating with the Investment Funds’ custodians on the transfers of shares.  These responsibilities may be limited with respect to purchases of open-end mutual funds. The payment of a dealer reallowance to the distributor will not be a material factor in the adviser’s decision-making as to which Investment Funds merit the Fund’s investment.  The distributor’s registered representatives, which include the Fund’s portfolio managers, are entitled to customary brokerage commissions and to share in the dealer reallowance received by the distributor.

The Securities & Exchange Commission staff (“SEC”) recently informed the Fund that retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund's distributor was contrary to a representation made to the SEC staff in 2000.  Therefore, in June 2010, the Fund's distributor, Manarin Securities Corporation, rebated to the Fund all 12b-1 fees the distributor previously received from the Investment Funds (approximately $1.9 million), and has agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the distributor.

INFORMATION ABOUT SHARES

The “offering price” of a share of the Fund is the Fund’s NAV, plus any applicable front-end sales load.  The NAV is determined as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is closed on most national holidays and Good Friday.  In the event that the NYSE is closed in observance of holidays, or otherwise, the NAV will not be calculated on those days.  The NAV per share is computed by dividing the value of the Fund’s investments plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding.  When the Fund’s transfer agent or an authorized financial intermediary receives your transaction request in good order before the close of regular trading on the NYSE, it is processed at that day’s NAV.  If the Fund’s transfer agent or an authorized financial intermediary receives your transaction request after the close of regular trading on the NYSE, it will be processed at the next day’s NAV.  After you purchase Fund shares, the value of such shares will be equal to the NAV per share times the number of shares you purchased.

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The assets of the Fund consist primarily of shares of Investment Funds.  The Fund values Investment Funds at their current reported NAV calculated in accordance with their respective prospectuses or market prices in the case of closed-end Investment Funds and ETFs.  All other securities held by the Fund are valued using market prices, except securities having 60 days or less remaining to maturity, which are valued at their amortized cost.  Any Fund investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.  In limited circumstances, in the event of a delay in receiving the NAV for an Investment Fund or a delay in receiving data regarding a relevant Investment Fund transaction such as a dividend distribution, the calculation time of the Fund’s NAV may be delayed.

When reliable market quotations for a security are not readily available, the security will be valued at its “fair value” as determined in good faith by the adviser according to the procedures adopted by the Fund’s Board of Directors.  According to these procedures, the adviser may use broker quotes or, if broker quotes are unavailable or are deemed unreliable, the adviser may value the security using its best efforts according to a methodology which is documented and presented for review at the next meeting of the Fund’s Board of Directors.  In determining fair value, the adviser takes into account all relevant factors and available information.  Consequently, the price of the security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the Fund.  Prospectuses for the Investment Funds in which the Fund invests explain the circumstances under which such funds will use fair value pricing and the effects of using fair value pricing.

Securities held by the Fund and Investment Funds in which the Fund invests may be listed on foreign exchanges that trade on days when the Fund and the Investment Funds do not calculate their NAVs.  As a result, the market value of the Fund’s and Investment Funds’ investments may change on days when you cannot purchase or sell Fund shares.

HOW TO PURCHASE SHARES

Front-End Sales Load

The applicable front-end sales load when you purchase the Fund’s shares is as follows:

Purchase Amount	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested
Up to $249,999	2.50%	2.56%
$250,000 – $499,999	1.50%	1.52%
$500,000 - $999,999	1.00%	1.01%
$1 million or greater	None	None

The front-end sales load collected at the time of purchase is paid to the distributor as compensation for its distribution activities and is deducted directly from your investment.  The sales load will be re-allowed to certain broker-dealers and other financial intermediaries that enter into dealer agreements with the distributor in accordance with the following table.

Purchases	Concession as % of Offering Price
Up to $249,999	2.25%
$250,000 – $499,999	1.35%
$500,000 - $999,999	0.90%
$1 million or greater	None

Registered representatives of the distributor, including the Fund’s portfolio managers, have an incentive to recommend the Fund for purchase by their clients because under these circumstances, the registered representative may receive as a commission the entire amount of the sales load (i.e., not just the dealer reallowance).

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The front-end sales load may be reduced at the time of purchase by:

•	signing a letter of intent (“LOI”) to purchase a specific dollar amount of shares of the Fund within 13 months;

•	using the reinstatement privilege within 90 days of redeeming shares of the Fund of an equal or lesser amount; or

•
accumulating purchases (in calculating the sales load on an additional purchase, you may count the current value of your existing holdings in shares of the Fund and holdings of any of your family members, i.e., your spouse and children under the age of 21 that live in your household).

If the LOI goal is not reached within the 13-month period, generally you must pay the difference between the sales load that would have been applicable to the purchases made and the reduced sales load actually paid.  However, in limited circumstances such as the recent volatile market conditions downturn, and in its sole discretion, the adviser may grant a short extension (e.g., 30 to 60 days) for the investor to reach the LOI goal and/or impose the sales load at the breakpoint applicable to the total amount invested in the 13-month period, rather than the higher sales loads that would have been imposed on each purchase made during that time period.

If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load.  You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries to verify your eligibility for a breakpoint discount.  You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases.

No sales load is imposed on the reinvestment of dividends or capital gains.  Also, the following individuals and institutions may purchase the Fund’s shares without any front-end sales load:

•	participants in employer sponsored retirement plans established pursuant to section 401(k) of the Code;

•	current or former:

-	directors of the Fund;

-	employees or sales representatives of the adviser or distributor; and

-	officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the distributor as dealers for the Fund;

-
and members of the immediate family (spouse, all minor or adult children for which the person has or had sole or shared legal custody and all parents and grandparents of the person or his or her spouse) and any trust, custodian, pension, profit-sharing or other benefit plan of any of the foregoing;

•	wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor; and

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•	omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.

The Fund may, from time to time, waive the sales load on shares of the Fund sold to clients of the distributor or the adviser, or certain other dealers, in exchange transactions meeting criteria established by the distributor.  This privilege will apply only to shares of the Fund that are purchased using proceeds obtained by such clients by redeeming another mutual fund’s shares on which a sales load was paid and the purchases of Fund shares are made within 60 days of redeeming the other fund’s shares.

Additional information concerning sales load breakpoints is available in the Fund’s SAI under “Purchase of Fund Shares.”  Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Fund’s website at www.lifetimeachievementfund.com.  To access this information on the website, please follow the “Prospectus” hyperlink and click on “Sales Load and Breakpoint Information.”

How Shares May Be Purchased

Application forms for the purchase of shares of the Fund can be obtained by contacting the transfer agent at 1-888-339-4230, by mail at:

Lifetime Achievement Fund, Inc.
P.O. Box 1136
Milwaukee, WI  53201-1136

or by overnight courier at:

Lifetime Achievement Fund, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

The minimum initial investment in the Fund is $10,000, and the minimum for subsequent investments is $500.  Additional accounts may be opened with a $500 minimum after an initial account for $10,000 or more is opened within the same household.  The minimum initial investment for qualified retirement plans, including individual retirement accounts (“IRAs”), IRA rollover plans and Roth IRAs, is $5,000, and the minimum for subsequent investments is $500.  No minimum initial (or subsequent) investment is required for employer sponsored retirement plans (401(k) plans).  Exceptions to these minimums can be granted for investments made pursuant to special plans or if approved by the distributor.

All orders are executed at the NAV next computed after receipt of the transaction request in good order by the transfer agent or an authorized financial intermediary.  The Fund and the distributor reserve the right to reject any purchase order for any reason.

When you initially purchase shares of the Fund, an account is automatically established for you.  Any shares of the Fund that you subsequently purchase or that you receive as a distribution are credited directly to your account.  No share certificates are issued.

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To Open an Account

•	Complete and sign the account application or IRA application. If the application is not completed properly, your purchase request may be delayed or rejected.

•
Make your check payable to “Lifetime Achievement Fund.”  The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.

•	For IRA accounts, please specify the tax year for which the contribution is made.

Mail your application and check to:

Lifetime Achievement Fund, Inc.
P.O. Box 1136
Milwaukee, WI  53201-1136

By overnight courier, send to:

Lifetime Achievement Fund, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

By telephone:

You may not make your initial purchase by telephone.

By wire:

•
To purchase shares by wire, the Fund must have received a completed application and issued an account number to you.  Call 1-888-339-4230 for instructions prior to wiring funds.  The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

•	Send your investment with these wire instructions:

UMB Bank, n.a.
ABA#101000695
For credit to the Lifetime Achievement Fund
A/C#987-106-2953
For further credit to
(shareholder account number)
(name or account registration)
(social security or tax identification number)

To Add to an Account

By mail:

•	Complete the investment slip that is included in your account statement and write your account number on your check.

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•	If you no longer have your investment slip, please reference your name, account number and address on your check.

•	Make your check payable to the “Lifetime Achievement Fund.”

Mail the slip and check to:

Lifetime Achievement Fund, Inc.
P.O. Box 1136
Milwaukee, WI  53201-1136

By overnight courier, send to:

Lifetime Achievement Fund, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

By telephone:

•
You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application.  You may call 1-888-339-4230 to purchase shares in an existing account.

•	Investments made by electronic funds transfer must be in amounts of at least $500 and not greater than $50,000.

By wire:

Send your investment to the Fund by following the wire instructions provided under “To Open an Account” above.

If your purchase request is received by the transfer agent or other authorized agent before the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on a day when the Fund is open for business, your request will be processed using that day’s NAV, provided your purchase request is in good order.  If your request is received after the close of trading on the NYSE, it will be processed using the next business day’s NAV.  Shares purchased by wire will receive the NAV next calculated after the transfer agent receives your wired funds and all required information has been provided.  The Fund reserves the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

Important Information About Procedures for Opening a New Account

The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund is required to obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you.  The Fund may also ask for other identifying documents or information.

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If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in good form.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed.  Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares.  The Fund is not liable for fluctuations in value experienced as a result of such delays in processing.  If, at any time, the Fund detects suspicious activity or if certain account information matches government lists of suspicious persons, the Fund may determine to reject additional purchases, close an existing account, file a suspicious activity report or take other appropriate action.

Additional Purchase Information

•
If your check or purchase through the Automatic Clearing House (“ACH”) does not clear for any reason, your purchase will be cancelled.  You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the transfer agent.  The Fund may redeem shares in your account as reimbursement for such losses or expenses.

•
You must provide the Fund with a social security number or taxpayer identification number and certify that the number is correct, as well as certify that you are not subject to back-up withholding before your account can be established.  If you do not provide these certifications on your account application, the Fund will be required to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of distributions and redemptions as set forth in applicable IRS rules and regulations.  The Fund accepts investments from individuals or entities without a U.S. social security number or taxpayer identification number and a U.S. address, or from foreign financial institutions only in accordance with the USA PATRIOT Act of 2001 and rules thereunder and only to the extent the identity of such persons and the source of their funds can be reasonably ascertained.

•	Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

•	The Fund may not be sold to investors residing outside the U.S. and its territories, except upon evidence of compliance with laws of the applicable foreign jurisdictions.

Automatic Investment Plan

You may purchase Fund shares through an automatic investment plan (“AIP”).  Under an AIP, your bank account will automatically be debited monthly or quarterly in an amount specified by you (subject to the minimum initial investment for the Fund).  The purchase of Fund shares will be effected at their NAV plus the applicable sales load at the close of regular trading on the NYSE on the 1st or 15th day of the month or quarter.  If these dates fall on a weekend or holiday, purchases will be made on the next business day.  You may elect to participate in an AIP when filling out the initial application or may elect to participate later by completing the appropriate form that is available from the transfer agent by calling 1-888-339-4230.  Your AIP will be terminated in the event two successive mailings are returned by the U.S. Post Office as undeliverable.  If this occurs, you must call or write to the Fund to reinstate your AIP.  Any changes to your banking information upon the AIP’s reinstatement will require a Medallion signature guarantee, as described under “How Shares May Be Redeemed,” below.

Qualified Retirement Plans

An investment in Fund shares may be appropriate for IRAs (including Roth IRAs), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as “Keogh plans”), simplified employee pension plans and other qualified retirement plans (including 401(k) plans).  Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan.  If you are considering establishing such an account or plan, you may wish to consult your attorney or other tax adviser.  The option of investing in these accounts or plans through regular payroll deductions may be arranged with the distributor and your employer.  There is a $10 annual maintenance fee for each retirement plan account which is also capped at $20 per social security number.  Please call the transfer agent at 1-888-339-4230 for further details.

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HOW TO REDEEM SHARES

You may redeem your shares on any day the Fund is open for business by following the instructions stated below.  You may elect to have redemption proceeds sent to you by check, wire or ACH.  The Fund normally pays redemption proceeds within two business days, but may take up to seven days.

By Mail

•	Send a letter of instruction that includes your account number, the dollar value or number of shares you want to redeem and how and where to send the proceeds.

•	Sign the request exactly as the shares are registered. All account owners must sign the request.

•	Include a Medallion signature guarantee, if necessary. See “Medallion Signature Guarantees,” below.

•	Send your request to:

By Regular Mail:	By Overnight Courier:
Lifetime Achievement Fund, Inc.	Lifetime Achievement Fund, Inc.
P.O. Box 1136	803 West Michigan Street
Milwaukee, WI 53201-1136	Milwaukee, WI 53233-2301

•
You may request to have your redemption check sent by overnight courier to the address of record.  A $15 fee will be deducted from your redemption proceeds for this service ($20 if the redemption check is sent for Saturday delivery).

By Telephone

•	You automatically have the privilege to redeem shares by telephone unless you have declined this service on your account application.

•	Call 1-888-339-4230 between 7:00 a.m. and 7:00 p.m., Central Time. You may redeem a minimum of $500 and a maximum of $50,000.

•
You may have your redemption sent by wire to a previously designated bank account.  A wire fee of $15 will be deducted from your redemption proceeds.  If you wish to change the bank account to which proceeds are to be wired, the change must be effected by completing the appropriate form and including a Medallion signature guarantee, as described under “Medallion Signature Guarantees,” below.  Please contact the transfer agent by calling 1-888-339-4230 for more information.

•
You may request to have your redemption check sent by overnight courier to the address of record.  A $15 fee will be deducted from your redemption proceeds for this service ($20 if the redemption check is sent for Saturday delivery).

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•	Telephone redemptions are not available for retirement plans.

Redemption requests received by the transfer agent in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) on any day the Fund is open for business will be processed at that day’s NAV.  “Good order” means that all shares are paid for and that you have included all required documentation along with any required Medallion signature guarantees.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians, powers of attorney or other fiduciaries.  If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call the transfer agent at 1-888-339-4230.

Additional Redemption Provisions

•	Once the Fund receives your order to redeem shares, you may not revoke or cancel it.

•	The Fund cannot accept an order to redeem shares that specifies a particular date, price or other special conditions.

•
If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed.  Any services you have selected, such as Systematic Withdrawal Plans, as described below, or AIPs, will be cancelled.

•
The Fund will not pay redemption proceeds until your shares have been paid for in full.  If you paid for the shares to be redeemed by check, the Fund may delay sending your redemption proceeds for up to 15 days from the date of purchase to ensure the check you used to purchase your shares has cleared.  You can avoid this delay by purchasing shares by federal funds wire.  Please note that this provision is intended to protect the Fund and its shareholders from loss.

•
The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of redemption proceeds.

Telephone Transactions

•
In times of sudden economic or market changes, you may experience difficulty redeeming your shares by telephone.  The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine.  These include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations.  The Fund may implement other procedures from time to time.  If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent transactions.

22

Medallion Signature Guarantees

When required, Medallion signature guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association.  Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of FINRA or members of the NYSE.  Call your financial institution to see if it is a participant in a Medallion program.  A Medallion signature guarantee may not be sent by facsimile.  A Medallion signature guarantee may not be provided by a notary public.

The Fund will require a Medallion signature guarantee of each account owner to redeem shares in the following situations:

•	To change ownership of your account;

•	To send redemption proceeds to a different address than is currently on the account;

•	To have the proceeds paid to someone other than the account’s owner;

•	To transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

•	If a change of address request has been received by the transfer agent within the last 30 days; or

•	If your redemption request is for $50,000 or more.

Small Accounts

The Fund’s account owners share the high cost of maintaining accounts with low balances.  To reduce this cost, the Fund reserves the right to redeem your account if your account balance falls below $10,000, or below $500 for additional accounts in the same household.  The Fund will notify you in writing before your account is redeemed and you will have 30 days to increase the amount invested to at least $10,000, or $500 for such additional accounts.

Systematic Withdrawal Plan

If you make an initial investment of at least $10,000 or otherwise accumulate shares valued at no less that $10,000, you are eligible to participate in a Systematic Withdrawal Plan (“SWP”).  Under a SWP, you may arrange for fixed withdrawal payments (minimum payment of $500 and maximum payment of 1% per month or 3% per quarter of the total value of the Fund shares in your account at inception of the SWP) at regular monthly or quarterly intervals on the 1st or 15th day of the month.  If these dates fall on a weekend or a holiday, withdrawals will be made on the next business day.  Withdrawal payments are made to you or to beneficiaries designated by you.  You are not eligible for a SWP if you are participating in an AIP program described above.  You may elect to participate in a SWP when filling out the initial application or later by completing the appropriate form that is available from the transfer agent upon request by calling 1-888-339-4230.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

23

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

Shareholder Communications

Fund shareholders are kept informed through quarterly account statements and semi-annual and annual reports.  Any shareholder inquiries should be directed to the Fund in writing at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.  Shareholders may direct general telephone inquiries to the Fund at the numbers listed on the back inside cover of this Prospectus.  Telephone inquiries regarding shareholder account information should be directed to the transfer agent at 1-888-339-4230.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases combined with frequent redemptions of Fund shares, generally known as market timing, may harm all Fund shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, diluting the value of shares held by long-term shareholders and impacting Fund performance.  The Fund, as a fund of funds sold with a front end sales charge and a redemption fee, does not anticipate that it will be a target of market timers and other investors that engage in these abusive strategies.

24

Redemption Fees

The Fund will impose a 2.00% redemption fee when an investor redeems shares of the Fund that were held less than 90 days.  The fee is designed to protect long-term shareholders from the negative effects of short-term trading activity (known as “market timing”) by other shareholders.  Any redemption fees will be paid directly to the Fund to offset the costs of short-term trading.  For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first (“FIFO”).

The redemption fee does not apply to the following transactions:

•	redemptions of shares resulting from death, disability or a severe hardship, as determined in the discretion of the distributor;

•	redemptions of shares acquired through the reinvestment of dividends or capital gains;

•	redemptions of shares acquired through the Systematic Withdrawal Plan (discussed below); or

•	shares purchased through certain omnibus accounts or retirement plans that do not have the operational capability to impose the fee.

In addition, the redemption fee may be waived in other limited circumstances that do not appear to indicate market-timing activity, as determined in the sole discretion of the distributor.  Any redemption fee waivers will be reviewed by the Fund’s Board of Directors at its next quarterly meeting.

The Fund does not anticipate that it will be a target of market timers.  Nevertheless, the Board of Directors has approved the following policy statement.  The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares and will not accommodate frequent purchases and redemptions of Fund shares by any Fund shareholders.  With and through its transfer agent and distributor, the Fund will monitor purchase and redemption activity.  Purchase applications of known market timers will be rejected.  The distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders.  In addition, the Fund uses the redemption fee as a means to deter market timing.  The Fund, the adviser, the distributor and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

DISTRIBUTION OF SHARES

Distributor

The Fund's distributor, a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities Investor Protection Corporation, has been engaged as the principal distributor of the Fund’s shares and is responsible for the marketing, promotion and sale of the Fund’s shares to the public.  The distributor is controlled by Roland R. Manarin and, therefore, is an affiliate of the adviser.

The shares of the Fund are offered to prospective investors on behalf of the Fund by the distributor as well as other registered broker-dealers that may be selected from time to time by the distributor and the Fund to assist in the promotion and distribution of the Fund’s shares.

Distribution Fees (Rule 12b-1 Fees)

The Fund’s Board of Directors has adopted the Rule 12b-1 Plan, which permits the Fund to pay the distributor a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis.  This fee is paid to the distributor quarterly as reimbursement for compensation and expenses of the distributor’s registered representatives and other broker–dealers with respect to the sale and distribution of the Fund’s shares.  The fee may also be used to reimburse the distributor for:

25

•
expenses incurred in connection with compensation to financial institutions and other institutions, organizations and associations that have provided access to their customers or otherwise assisted in the distribution process but have not been involved in the offer or sale of the Fund’s shares;

•      marketing and advertising expenses; and

•      other distribution–related expenses.

Registered representatives of the distributor, including the Fund’s portfolio managers, have an incentive to recommend the Fund for purchase by their clients because under these circumstances, the registered representative would be entitled to a portion of the Rule 12b-1 fee received by the distributor.  Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may ultimately cost you more than paying other types of sale charges.

Arrangements with Financial Intermediaries

Although Fund share transactions may be made directly through the Fund with no charges other than those described in this Prospectus, you may also purchase, exchange or redeem Fund shares through a financial intermediary, such as a bank, trust company or certain broker-dealers, that have policies different from the Fund’s.  If you own or are considering purchasing shares through a financial intermediary, your ability to purchase, exchange or redeem shares may depend in part on the policies of that entity.  Some policy differences may include additional fees and charges and a cutoff time for the placement of investments.  Persons who invest in the Fund through intermediaries may receive a lower total return than persons who invest in the Fund directly.

For example, financial intermediaries may charge their customers a transaction, processing, or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus.  These fees are retained by the intermediary and are not shared with the Fund, adviser or the distributor.  Please contact your financial intermediary for a complete description of its policies, including specific information about additional fees and charges.

Certain financial intermediaries perform recordkeeping and administrative services for their customers that would otherwise be performed by the Fund’s transfer agent, UMB Fund Services, Inc.  These services may include, among other things, sub-accounting services, transfer agent services, answering inquiries relating to the Fund and transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses and other communications regarding the Fund.  In some circumstances, the Fund may directly pay the intermediary for performing such services.  However, the Fund will not pay more for these services through intermediary relationships than it would pay the transfer agent in aggregate fees and expenses if the intermediaries’ customers were direct shareholders of the Fund.  The adviser may pay the intermediary amounts in excess of such limitations out of its own resources, or the distributor may compensate the intermediary for such services, and if permissible, may be reimbursed under the Fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”).

From time to time, the adviser or the distributor may enter into revenue sharing arrangements with brokers or other financial intermediaries.  Such payments will be made from the adviser’s or the distributor’s own resources and will not increase costs to the Fund.  These payments may include compensation for:

26

•	marketing support and support provided in offering the Fund through certain trading platforms and programs;

•	distribution-related or asset retention services, including the opportunity to offer the Fund to customers of the intermediary; and

•	shareholder servicing support provided to retirement plans and other Fund shareholders by the intermediary.

The distributor may be reimbursed for such payments, if permissible, under the Rule 12b-1 Plan.  The amounts of these payments to intermediaries is determined at the discretion of the adviser or the distributor, as applicable, may be significant and may be different for different intermediaries based on factors such as the type of services to be provided.  These payments may create an incentive for the intermediary or its employees or associated persons to recommend or sell shares of the Fund to you.  These payments are not reflected in the table included under “The Fund—Fees and Expenses of the Fund” because they are not paid by the Fund.  You can ask your financial representative for information about any payments it receives from the adviser or the distributor and from the Fund.

The Fund has authorized certain financial intermediaries to accept orders on its behalf.  Contracts with these intermediaries require them to track the time investment orders are received and to comply with procedures relating to the transmission of orders.  Orders must be received by the intermediary before the time the Fund’s NAV is determined to receive that day’s share price.  If those orders are transmitted to the transfer agent and paid for in accordance with the contract, they will be priced at the NAV next determined after the request is received in good order.

FINANCIAL HIGHLIGHTS

[financial highlights to be supplied by subsequent amendment]

27

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as custodians, transfer agents and broker-dealers.  These companies will use this information only for the services for which they were hired and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws.  To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

For questions about our policy, or for additional copies of this notice, please contact us via telephone at 1-800-397-1167 or by writing to us at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

This Page is Not Part of the Prospectus

28

ADDITIONAL INFORMATION

The Fund’s SAI dated [October __], 2010 is incorporated by reference into this Prospectus.

Additional Information about the Fund and its investments is contained in the Fund’s SAI and annual and semi-annual reports to shareholders as they become available.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI and annual and semi-annual reports are available, at no charge, on the Fund’s website at www.lifetimeachievementfund.com.  Requests for these documents and other shareholder information as well as any other shareholder inquiries may also be made by calling toll-free in the U.S. 1-888-339-4230, or by writing to the Fund at the following address: Lifetime Achievement Fund, Inc., 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118.

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the address below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
publicinfo@sec.gov
1-202-942-8090

Investment Company Act File No. 811-09749

LIFETIME ACHIEVEMENT FUND, INC.

15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166
(800) 397-1167
www.lifetimeachievementfund.com

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) sets forth information regarding Lifetime Achievement Fund, Inc. (the “Fund”).  Manarin Investment Counsel, Ltd. (the “Adviser”) is the investment adviser of the Fund.  Manarin Securities Corporation (the “Distributor”) is the principal distributor of the Fund.  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated [October __], 2010 which is incorporated by reference herein and may be obtained from:

Lifetime Achievement Fund, Inc.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118

The audited financial statements and notes included in the Fund’s Annual Report dated December 31, 2009 are incorporated by reference herein.  The unaudited financial statements and notes included in the Fund’s Semi-Annual Report dated June 30, 2010 will be incorporated herein by subsequent amendment.  A copy of the most recent Annual and Semi-Annual Reports may be obtained without charge by contacting the Fund at its address and telephone number shown above.

[October __], 2010

TABLE OF CONTENTS

i

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY	26

PURCHASE OF FUND SHARES	27
Net Asset Value	27
Letter of Intent	28
Reinstatement Privilege	28
Rights of Accumulation	28
Sales of Shares Without a Sales Charge at NAV	29

TAXATION OF THE FUND	29
Regulated Investment Company Status	29
Distributions to and Dispositions by Shareholders	29
Dispositions by the Fund	30

PERFORMANCE	30

FINANCIAL STATEMENTS	30

APPENDIX A – DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

ii

FUND HISTORY AND DESCRIPTION OF CAPITAL STOCK

The Fund was organized as a Maryland corporation on September 2, 1999 under the name Manarin Diversified Growth Fund, Inc.  The Fund subsequently changed its corporate name to Lifetime Achievement Fund, Inc. by amending its articles of incorporation effective October 20, 1999.  The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The Fund is authorized to issue one billion shares of common stock with a par value of $.002 per share.  Shares of common stock of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the shareholder.  All shares have equal dividend, liquidation, and noncumulative voting rights.

FUND CLASSIFICATION AND POLICIES

The Fund is an open-end, non-diversified management investment company.

The following investment restrictions are fundamental and, like the Fund’s investment objective, may not be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund will not as a matter of fundamental policy:

(1)
Issue securities or other obligations senior to the Fund’s shares of beneficial interest.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)
Borrow money, except that the Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Adviser believes that market conditions are favorable, however, the amount of such borrowings shall not exceed 33 1/3% of its total assets and shall comply in all respects to Section 18(f) of the 1940 Act;

(3)	Underwrite securities of other issuers;

(4)
Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry or group of industries;

(5)	Purchase or sell real estate, except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

(6)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell gold bullion to the full extent permitted under the 1940 Act.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

(7)
Make loans, except when (a) purchasing a portion of an issue of debt securities, (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to 5% of the Fund’s total assets;

The following non-fundamental investment limitations may be changed by the vote of the Fund’s Board of Directors without shareholder approval:

The Fund shall not:

(1)
Purchase or otherwise acquire the securities of any other registered investment company (“Investment Fund”), except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of an Investment Fund if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that Investment Fund, unless the Investment Fund has an order from the SEC permitting investment in excess of 3%;

(2)	Invest directly in real estate limited partnerships;

(3)	Purchase, participate, or otherwise direct interests in oil, gas, or other mineral exploration or development programs;

(4)	Invest in companies for the purpose of exercising management or control;

(5)
Purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, the officers or directors of the Fund and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

(6)
Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed, or more than 5% of the value of its total assets to be invested in warrants or stock options whether or not listed, such warrants or options in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities;

(7)	Purchase any security if, as a result of such purchase, more than 15% of the value of the Fund’s total assets would be invested in illiquid securities; or

(8)
Purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in an operating company and not otherwise classified as an investment company under the 1940 Act, unless the issuer is a reporting company under the requirements of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended.

With respect to non-fundamental investment limitation number 1 shares acquired through reinvestment of dividends are excluded when measuring the 3% limitation.

Whenever an investment objective or policy of the Fund states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund’s acquisition of the investment.  Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s net or total assets will not cause the Fund to violate a percentage limitation.  Similarly, any later change in quality, such as a rating downgrade or the de-listing of a warrant, will not cause the Fund to violate a quality standard.

The Investment Funds in which the Fund invests may, but need not, have the same investment objective and fundamental policies as the Fund.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the Fund’s investment strategies and risks:

Repurchase Agreements.  The Fund may invest directly or indirectly through an investment in an Investment Fund in repurchase agreements secured by U.S. Government Securities with U.S. banks and dealers.  A repurchase agreement is a transaction in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security.  The fund maintains custody of the underlying security prior to its repurchase.  Thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security.  If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to 102% of the value of the securities on loan.

Bank Obligations.  The Fund may invest directly or indirectly through an investment in Investment Funds in instruments (including certificates of deposit and bankers’ acceptances) of U.S.  or foreign banks and savings associations.  Such instruments purchased through U.S. banks or savings associations will typically be purchased through institutions which are insured by the Federal Deposit Insurance Corporation.  Such instruments purchased through foreign banks or savings associations may be purchased through institutions which may or may not be insured.  A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Commercial Paper.  The Fund may invest in commercial paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The commercial paper purchased by the Fund consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of Aa or better by Moody’s or AA or better by S&P, or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.  See Appendix A for more information on ratings assigned to commercial paper.

Illiquid Securities.  The Investment Funds in which the Fund invests may purchase illiquid securities, which include securities for which no readily available market exists and securities the disposition of which is subject to legal restrictions.  An Investment Fund that is an open-end fund may invest up to 15% of its net assets in illiquid securities.  An Investment Fund that is a closed-end fund may invest without limit in such securities.  The Fund itself may invest, whether directly or indirectly, up to 15% of the value of its total assets in illiquid securities.  For this purpose, because the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund generally treats as illiquid that portion of its net assets that are invested in Investment Funds that exceed 1% of the Investment Fund’s outstanding shares, unless such shares are deemed liquid by the Adviser pursuant to the Fund’s liquidity procedures.  A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold.  If, during such a period, adverse market conditions were to develop, the Fund or an Investment Fund might obtain a less favorable price than prevailed when it decided to sell.

Short Sales.  The Fund may invest in Investment Funds that sell securities short.  Selling securities short means that a fund sells securities that it does not own, making delivery with securities “borrowed” from a broker.  The fund is then obligated to return the borrowed securities by purchasing them at the market price at the time of replacement.  This price may or may not be less than the price at which the securities were sold by the fund.  Until the securities are replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by a fund on loaned securities are not treated as “qualified dividends” for tax purposes.  To borrow the securities, the fund may also have to pay a premium that would increase the cost of the securities sold.  The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

As part of selling short, a short seller (e.g., a fund) must also deposit with the broker acceptable collateral equal to the difference between (a) the market value of the securities sold short at the time of such sale, and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale).  Each day the short position is open, the fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short, and (2) is not less than the market value of the securities at the time of the short sale.  Depending upon market conditions, up to 80% of a fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  A fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

Foreign Securities.  The Fund may invest in securities of foreign issuers directly or may invest in an Investment Fund that invests in such securities.  Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that are applicable to foreign issuers.  These risks may include expropriation, confiscatory taxation, varying accounting standards, withholding taxes on dividends and interest, limitations on the use or transfer of an Investment Fund’s assets, and political or social instability or diplomatic developments.  These risks often are heightened to the extent an Investment Fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies.  Moreover, the Fund and the Investment Funds generally calculate their net asset values (“NAVs”) and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange (“NYSE”) is open.  However, foreign securities in which the Fund and the Investment Funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends).  As a result, the NAV of the Fund’s or an Investment Fund’s portfolio may be significantly affected by such trading on days when the Adviser does not have access to the Investment Funds and shareholders do not have access to the Fund.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s and an Investment Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by the Fund and the Investment Fund.  If the value of a foreign currency rises against the U.S. dollar, the value of the Fund’s and the Investment Fund’s assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund’s and the Investment Fund’s assets denominated in that currency will decrease.  The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.  The costs attributable to foreign investing that the Fund and an Investment Fund must bear frequently are higher than those attributable to domestic investing.  For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

Investment income on certain foreign securities in which the Fund and Investment Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which these funds would be subject.

Depositary Receipts.  The Fund may invest directly or indirectly through Investment Funds in depositary receipts.  American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  These securities may not be denominated in the same currency as the securities into which they may be converted, and are subject to currency risk.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.  See “Investment Strategies and Risks – Foreign Securities,” above.

Warrants.  The Fund may invest in warrants directly or may invest in an Investment Fund that invests in warrants.  Warrants are a type of option to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time.  Moreover, they are usually issued by the issuer of the security to which they relate.  While warrants may be traded, there is often no secondary market for them.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.  Holders of warrants have no voting rights, receive no dividends and have no right with respect to the assets of the issuer.  To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise.  To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value.  If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Convertible Securities.  The Fund may invest directly in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula, or may invest in an Investment Fund that invests in such securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities.  While no investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund or an Investment Fund is called for redemption, such fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Fixed-Income Securities.  The market value of fixed-income securities is affected by changes in interest rates.  If interest rates fall, the market value of fixed-income securities tends to rise.  If interest rates rise, the value of fixed-income securities tends to fall.  Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security.  This market risk affects all fixed-income securities, but U.S. Government Securities are generally subject to less market risk.

The Investment Funds in which the Fund may invest may purchase debt securities rated investment grade by S&P or Moody’s or debt securities that are rated below investment grade by S&P or Moody’s.  The Fund itself may invest directly only in investment grade debt securities. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody’s or, if unrated, are determined by the Adviser or the Investment Fund’s investment adviser to be of comparable quality.  This includes debt securities rated BBB by S&P or Baa by Moody’s. Moody’s considers securities rated Baa to have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities.  Debt securities rated below investment grade (commonly referred to as “junk bonds”), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody’s, are deemed by these agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality and are not a guarantee of quality.  Subsequent to its purchase by the Fund or an Investment Fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating increases.  See Appendix A for more information about S&P and Moody’s ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues.  However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.  Accordingly, the yield on lower rated debt securities will fluctuate over time.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.  As noted above, markets have recently experienced significant volatility, lower valuations and reduced liquidity, which may continue to affect Fund investments in fixed income securities in the future.

The Fund or an Investment Fund may invest in zero coupon securities and payment-in-kind securities.  Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities.  However, a portion of the original issue discount on the zero coupon securities, and the “interest” on payment-in-kind securities, must be included in the fund’s income.  Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, the Fund or an Investment Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  The Fund or an Investment Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.  Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

U.S. Government Securities.  The Fund may invest in U.S. Government Securities and Investment Funds that invest in U.S. Government Securities.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. government, while securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

In September 2008, due to the value of FNMA’s and FHLMC’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship.  The effect of this conservatorship will have on the companies’ securities is unclear.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has agreed to provide up to $100 billion of capital as needed to ensure that FNMA and FHLMC each maintains a positive net worth and is able to fulfill their financial obligations.  Second, the U.S. Treasury established a new secured lending facility which will be available to FNMA and FHLMC until December 2009.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the U.S. Treasury initiatives will be successful.

Foreign Currency Investments.  The Fund may invest in foreign currency denominated instruments such as bank certificates of deposit or short-term notes issued by non-bank issuers.  The Fund may also make foreign currency exchange transactions on a spot basis or forward basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging or speculation strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.  There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

The value of the Fund’s investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.

Unit Investment Trusts.  The Fund may invest in unit investment trusts (“UITs”), a type of Investment Fund that holds a relatively fixed portfolio of fixed-income or equity securities.  UITs are not actively managed and generally terminate upon maturity of the portfolio securities, in the case of fixed-income portfolios, or at some specified future date, in the case of equity portfolios.  The portfolio of a UIT is selected on the basis of the criteria set forth in the UIT’s prospectus.  Because a UIT is not actively managed, the UIT may continue to hold, and may continue to buy, portfolio securities originally selected even though a portfolio security’s outlook, market value or yield may have changed due to adverse market conditions, the financial condition of a company or other factors.  In addition, the principal trading market for units of certain UITs may be in the over-the-counter market.  As a result, the existence of a liquid trading market for the units may depend on whether dealers make a market in the units.  There can be no assurance that a market will be made for a UIT’s units, that a market for a UIT’s units will be maintained or of the liquidity of the UIT’s units in any markets that are made.

Closed-End Funds.  The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”).  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

In selecting closed-end funds, the Adviser considers their historical market discounts, portfolio characteristics, repurchase, tender offer and dividend reinvestment terms, and provisions for converting to an open-end fund.  The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Real Estate Related Securities.  The Fund may invest in Investment Funds that hold real estate related securities.  Such real estate-linked investments may include holdings of securities of companies, including real estate investment trusts, that own, operate, develop, construct, improve, finance and lease real estate, including commercial, retail and office space and buildings, hotels, apartments and residences.  Investments related to real estate may be affected by interest rates, availability of construction and mortgage capital, consumer confidence, economic conditions in particular regions, demographic patterns, functional obsolescence or reduced desirability of properties, extended vacancies and tenant bankruptcies,  real estate values, supply and demand, energy costs, catastrophic events, condemnation losses, and zoning, environmental and tax laws.

Gold Investments.  Investments in gold bullion and gold coins involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; and (4) possible adverse tax consequences for the Fund from making gold bullion and gold coin investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.  An adverse change with respect to any of these risk factors could have a significant negative effect on the Fund's net asset value per share. These risks are discussed in greater detail below.

o
Risk of Price Fluctuations. The prices of precious metals, such as gold, are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of gold investments held by the Fund may fluctuate sharply, which will affect the value of the Fund's shares.

o
Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are somewhat unsettled and may pose risks to the Fund

o
Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make the Fund's gold assets less liquid, or that the value of the Fund's gold might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious metals, especially gold, may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund's investments than of other investments.

o
Effect on the Fund's Tax Status. By making gold bullion and gold coin investments, the Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If the Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year the Fund derived more than 10% of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of gold bullion.  Accordingly, the Fund will endeavor to manage its portfolio within the limitations described above, and the Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in gold investments. There can be no assurance that the Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, the Fund may be required to make investment decisions it would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify as a regulated investment company.

Hedging Strategies, Options, Futures and Forward Currency Exchanges.  The Fund may invest in Investment Funds that engage in certain hedging strategies involving options, futures and forward currency exchange contracts.  Of these strategies, the Fund itself may engage in the purchase or sale of put or call options.  These hedging strategies are collectively referred to as “Hedging Strategies.”

Hedging Strategies are used to hedge against price movements in one or more particular securities positions.  Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest.  Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed-income market sectors.

The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.  In addition, a fund’s ability to use Hedging Strategies will be limited by tax considerations.

The use of Hedging Strategies involves special considerations and risks, as described below.  Risks pertaining to particular instruments are described in the sections that follow:

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Successful use of most Hedging Strategies depends upon the particular fund’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

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There might be imperfect correlation, or even no correlation, between price movements of the Hedging Strategy and price movements of the investments being hedged.  For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded.  The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

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Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because of a projected decline in the price of a security in its portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument.  Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.

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A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options).  If the fund was unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured.  These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  The fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

The Fund or an Investment Fund may use Hedging Strategies for speculative purposes or for purposes of leverage.  Hedging Strategies, other than purchased options, expose the Investment Fund to an obligation to another party.  The Fund or an Investment Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for Hedging Strategies and will, if the guidelines so require, set aside cash or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of assets to cover segregated accounts could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

The Fund may write (i.e., sell) call options (“calls”) and invest in Investment Funds that write calls.  The Fund itself will write calls only if the calls are “covered” throughout the life of the option.  A call is “covered” if the Fund owns the optioned securities.  When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

The Fund may also purchase (i.e., buy) calls and invest in Investment Funds that purchase calls.  When a fund purchases a call, a premium is paid in return for the right to purchase the underlying security at the exercise price at any time during the option period.

The Fund may also write and purchase put options (“puts”) and invest in Investment Funds that write and purchase puts.  When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period.  When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.  A fund may also purchase stock index puts, which differ from puts on individual securities in that they are settled in cash, based on the values of the securities in the underlying index rather than by delivery of the underlying securities.  Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio.  If any put is not exercised or sold, it will become worthless on its expiration date.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.  In this regard, trading in options on certain securities (such as U.S. Government Securities) is relatively new, so it is impossible to predict to what extent liquid markets will develop or continue.  The Fund or an Investment Fund may suffer material losses as the result of option positions.  For example, because the Fund must maintain a covered position with respect to any call option it writes on a security or stock index, the Fund may not sell the underlying security or invest any cash, U.S. Government Securities or short-term debt securities used to cover the option during the period it is obligated under such option.  This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

A fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund.  Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations.  If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered.  As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

The Fund may invest in an Investment Fund that enters into futures contracts for the purchase or sale of debt securities and stock indices.  A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date.  Futures contracts are traded on designated “contract markets” that, through their clearing corporation, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).  Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly.  For example, if a fund holds long-term U.S. Government Securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities.  If rates thereafter increase and the value of the fund’s portfolio securities thus declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the NAV from declining as much as it otherwise would have.  Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.  For example, if a fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge a fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security.  A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts.  In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.  Further unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a fund would continue to be required to make variation margin deposits.

An Investment Fund may purchase and write (sell) put and call options on futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position of the option is a put), at a specified exercise price at any time during the option period.  When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.  A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract.  It also may purchase such put options to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

An Investment Fund may also purchase put options on interest rate and stock index futures contracts.  As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series.  There is no guarantee that such closing transactions can be effected.  The Investment Fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  There can be no certainty that liquid secondary markets for all options on futures contracts will develop.  Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an Investment Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

An Investment Fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.  Additionally, an Investment Fund may enter into forward currency contracts with respect to specific transactions.  For example, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward currency contract for the amount of foreign currency involved in the underlying transaction.  The fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

An Investment Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase its exposure to foreign currencies that may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another.  For example, when an Investment Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term Hedging Strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a fund to sustain losses on these contracts and transactions costs.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Borrowing.  The Fund is permitted to borrow up to 33 1/3% of its net assets to meet redemption requests and to leverage itself to make additional investments when the Adviser believes that market conditions are favorable, in accordance with the mandates of the 1940 Act.  These practices are deemed by many to be speculative and may cause the Fund’s NAV to be more volatile than the NAV of a fund that does not engage in borrowing activities.  This risk is enhanced during periods of declining asset values, such as the recent economic downturn.

Borrowing to buy additional securities is known as leveraging.  Leverage increases both investment opportunity and investment risk.  If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of the Fund’s shares will rise faster than would otherwise be the case.  On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the NAV of the Fund’s shares will decrease faster than would otherwise be the case.  The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Leveraging occurs when the Adviser wants to purchase additional securities for the Fund, but the Fund lacks cash to make the purchase and the Adviser does not wish to sell other securities positions held by the Fund to raise cash to make the purchase.  The Adviser has established, on behalf of the Fund, a line of credit with a bank for such borrowings and will utilize the line when it believes that an opportunity exists to purchase additional securities that will result in a greater return after the payment of interest and any other fees associated with the borrowing.  The line of credit advanced will be outstanding on a revolving basis and will generally be paid at such time as determined by the Adviser.  As the line of credit is revolving, the Fund may continually have a balance outstanding and hence could be incurring interest expense on an ongoing basis.

The Fund may also utilize the line of credit in the emergency event that large redemption orders are presented and the Adviser does not wish to liquidate positions to meet such redemptions or in other emergency situations where the Adviser may determine that the Fund might need cash.

Portfolio Turnover.  The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  The Fund’s portfolio turnover rate for fiscal year 2009 was 10%, while its portfolio turnover rate for fiscal year 2008 was 51%.

MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Directors pursuant to the Fund’s Amended and Restated Articles of Incorporation (“Articles”) and By-Laws.  Pursuant to the provisions of the Articles and By-Laws, the Board of Directors elects officers, including a president, secretary and treasurer, and generally oversees the Fund’s operations as required by the corporate laws of the State of Maryland and the 1940 Act.  This includes annual reviews and approval of the various contracts, agreements and plans applicable to the Fund’s operations.

Board Leadership Structure.  The Fund is led by Mr. Roland R. Manarin, who has served as the Chairman of the Board and President (principal executive officer) since the Fund was organized in 1999.  Mr. Manarin is an interested person by virtue of his indirect controlling interest in both the Fund's Adviser and the Fund's Distributor.  The Board of Directors is comprised of Mr. Manarin and four (4) Independent Directors (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act).  The Fund does not have a Lead Independent Director, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  Under the Fund By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Fund believes that its Chairman/President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board of Directors is comprised of Mr. Manarin and four (4) Independent Directors with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Director Qualifications.  Generally, the Fund believes that each Director is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Manarin has over 20 years of business experience in the investment management and brokerage business, holds a Bachelor of Science degree, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.  Mr. David C. Coker has over 20 years of non-profit business experience and is a Certified Fund Raising Executive ("CFRE") and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board.  Dr. Bodo Treu, M.D. has many years of experience treating patients and attending to business dimensions of managing a practice within a large medical center, holds a Doctor of Medicine degree and possesses a refined understanding of the regulatory framework under which investment companies must operate processes based on his years of service to this Board.  Mr. Jerry Vincentini is a retired business owner with decades of hands-on business experience in the academic ceremony rental market and agricultural production areas.  He holds a Bachelors of Science degree in business, and currently serves on three non-profit boards.  He also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board.   Mark H. Taylor, Ph.D., CPA, CFE, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards, currently serves on the AICPA Auditing Standards Board, and, like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  The Fund does not believe any one factor is determinative in assessing a Director's qualifications, but that collective experience of each Director makes them highly qualified.

Directors and Officers.  The directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information, are shown below.  Each director serves until the earlier of the individual’s resignation, removal, disqualification or death, or until a successor is duly elected and qualified.  The Board elects the officers annually.

Name Address Age (as of 12/31/09)	Position(s) Held with Fund	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

Interested Director and Officers (a)

Roland R. Manarin 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 65	Chairman and President	Since July 2000	President, Director, Investment Adviser Representative and Portfolio Manager, the Adviser, since February 1983; President, Roland Manarin & Associates (“Manarin”), since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, the Distributor, since October 1994.	1	None

Aron D. Huddleston(b) 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age 31	Vice President	Since May 2004
Vice President (since June 2004), Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation; Vice President (since June 2004) and Sales Assistant (2001-2004), Roland Manarin & Associates.
				N/A	N/A

Name Address Age (as of 12/31/09)	Position(s) Held with Fund	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

Deborah L. Koch 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 37	Secretary	Since May 2004
Chief Operating Officer (since March 2004) and Chief Compliance Officer (since August 2004), the Adviser; Financial and Operations Principal and Secretary (since March 2004) and Chief Compliance Officer (since August 2004), the Distributor; Chief Operating Officer (since March 2004), Manarin; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004.
				N/A	N/A

N. Lynn Bowley 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 51	Chief Compliance Officer and Treasurer	Since August, 2010	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

Independent Directors
David C. Coker 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 63	Director	Since July 2000	Executive Director, Nebraska Lutheran Outdoor Ministries, a non-profit religious organization, since 1991.	1	None

Dr. Bodo Treu (c) 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 52	Director	Since July 2000	Physician, Alegent Family Care Clinic, a family practice clinic, since 1987.	1	None

Jerry Vincentini 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 69	Director	Since July 2000	Retired; formerly, a business owner.	1	None

Mark H. Taylor 15858 West Dodge Road Suite 310 Omaha, Nebraska 68118 Age: 45	Director	Since February 2007	Professor of Accountancy, Case Western Reserve University since August 2009; Professor and John P. Begley Endowed Chair in Accounting, Creighton University, 2002-2009; Member AICPA Accounting Standards Board, since December 2008; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006; Visiting Associate Professor of Accounting, Brigham Young University, 2004.	1	Northern Lights Fund Trust (52 portfolios), Northern Lights Variable Trust (7 portfolios), Ladenburg Thalmann Alternative Strategies Fund

(a)	Interested person of the Fund as defined in the 1940 Act by virtue of his or her position with the Adviser.
(b)	Mr. Huddleston is Mr. Manarin’s son-in-law.
(c)	Dr. Treu is Mr. Manarin’s nephew.

Audit Committee.  The Board of Directors has established an Audit Committee, consisting solely of directors who are not interested persons of the Fund as defined in the 1940 Act (“disinterested directors”), including Mark H. Taylor (Chairman), David Coker and Jerry Vincentini.  The Audit Committee’s charter sets forth its purposes, which include, among other things, overseeing the Fund’s accounting and financial reporting policies and selecting the Fund’s independent auditor.  Mr. Taylor and Mr. Vincentini serve as audit committee financial experts for the audit committee. The Audit Committee met two times in 2009 (once in February 2009 and again in November 2009).

Compensation of Directors.  Because the Adviser and other service providers perform substantially all of the services necessary for the operation of the Fund, the Fund does not have any employees.  The Fund pays a portion of Ms. Koch’s salary for performing her duties as Chief Compliance Officer of the Fund. Except for Ms. Koch, no other officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a director or officer of the Fund.

The Fund pays disinterested directors $1,000 per meeting of the Board of Directors attended and Audit Committee members $1,000 per committee meeting attended.  However, the Audit Committee Chairman receives $2,000 per audit committee meeting attended.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.  For the fiscal year ended December 31, 2009, the disinterested directors received the following compensation:

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
David C. Coker	$6,000	N/A	N/A	$6,000
Dr. Bodo Treu	$4,000	N/A	N/A	$4,000
Jerry Vincentini	$6,000	N/A	N/A	$6,000
Mark H. Taylor	$6,000	N/A	N/A	$6,000

Directors’ Ownership of Shares in the Fund.  As of December 31, 2009, the directors beneficially owned the following amounts in the Fund:

Name	Dollar Range of Shares Beneficially Owned
Roland R. Manarin(a)	Over $100,000
David C. Coker	$10,001 – $50,000
Dr. Bodo Treu	Over $100,000
Jerry Vincentini	Over $100,000
Mark H. Taylor	None

(a)            Mr. Manarin is an “interested person” as defined in the 1940 Act.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by the SEC’s rules, the Fund, the Adviser and the Distributor have adopted a joint code of ethics.  This code governs securities trading activities of investment personnel, Fund directors and certain other employees (“Access Persons”).  Although the code permits Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [____ __], 2010, no persons were “control” persons of the Fund.  This means that there were no persons (i) owning beneficially more than 25% of the outstanding shares of the Fund, or (ii) that by acknowledgment or assertion by the controlled party or controlling party, were in control of the Fund.  As of [_______ __], 2010, no persons owned of record or were known by the Fund to beneficially own 5% or more of the Fund’s outstanding shares.

The directors and officers of the Fund as a group owned approximately [2.35]% of the Fund’s outstanding shares as of [___ __], 2010.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser.  The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”) with the Fund.  The Adviser is controlled by Roland R. Manarin, who owns all of the outstanding shares of the Adviser’s parent company.  Mr. Manarin, the Fund’s Chairman and President, is also the President, a Director and lead Portfolio Manager of the Adviser; Mr. Huddleston, the Fund’s Vice President and Treasurer, is also the Vice President and a Portfolio Manager of the Adviser; and Ms. Koch, the Fund’s Chief Compliance Officer and Secretary, also serves as the Chief Operating Officer and Chief Compliance Officer of the Adviser.

The Advisory Agreement provides that, subject to overall supervision by the Board of Directors, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of the Fund, obtain and evaluate pertinent economic data relative to the investment policies of the Fund, place orders for the purchase and sale of securities on behalf of the Fund, and report to the Board of Directors periodically to enable it to determine that the investment policies of the Fund and all other provisions of the Advisory Agreement are being properly observed and implemented.  The Adviser is paid a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund.  For the fiscal years ended December 31, 2007, 2008 and 2009, management fees of $1,245,570, $1,089,666 and $833,728, respectively, were incurred under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Advisory Agreement may be terminated at any time without penalty by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on 60 days’ written notice to the Adviser or by the Adviser on 60 days written notice to the Fund.  The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act.  The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Although it is not specifically provided for in the Advisory Agreement, the Adviser may voluntarily waive all or a portion of its fee otherwise due from the Fund.  The Adviser may also elect not to seek reimbursement from the Fund for expenses reasonably incurred on behalf of the Fund and otherwise properly reimbursable to the Adviser.  For the fiscal years ended December 31, 2007, 2008 and 2009, the Adviser voluntarily agreed to waive its fee and/or reimburse the Fund to the extent necessary to limit the Fund’s “other expenses,” as presented in the fees and expenses table in the Fund’s Prospectus, to 0.50%, excluding interest expense and other expenses of Fund borrowings.  For the years ended December 31, 2007, 2008 and 2009, other expenses, excluding interest expense and other expenses of Fund borrowings, did not exceed 0.50% and, as a result, the Adviser did not waive its fee or reimburse the Fund.  The Adviser has voluntarily agreed to continue this policy of waiving its fees and/or reimbursing Fund expenses until May 1, 2011, and may decide to continue to do so after May 1, 2011, to the extent necessary to limit the Fund’s “other expenses” to 0.50%, excluding interest expense and other expenses of Fund borrowings.  The waiver of fees and reimbursements by the Adviser will improve the Fund’s performance for the period(s) in which the waivers are applicable compared to the Fund’s performance if it had incurred and paid the waived fees and reimbursements.

Any fee waivers and expense reimbursements by the Adviser during fiscal years after December 31, 2010 are recoverable by the Adviser during the three fiscal years following the waiver or reimbursement if the Fund can repay the Adviser and not exceed the expense cap in place at the time of the waiver or reimbursement.

Portfolio Managers.  As described in the Prospectus, the portfolio managers listed below (the “Portfolio Managers”) are responsible for the management of the Fund and the other accounts set forth in the following table.  None of the accounts pays a performance fee.

Other Accounts Managed by the Portfolio Managers(a)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed by Portfolio Managers
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Roland R. Manarin	None	$0	2	$34,728,874	632	$140,244,985
Aron D. Huddleston	None	$0	2	$34,728,874	37	$1,816,959

(a)      As of December 31, 2009.

In addition to the Funds, the other accounts managed by the Portfolio Managers consist of two private investment partnerships, which invest primarily in mutual funds and are managed on a discretionary basis, and a number of separate accounts, which are generally managed on a non-discretionary basis.  As a result of managing these other accounts, conflicts of interest may arise between the Fund and the other accounts.  The Adviser manages these potential conflicts of interest through trade allocation policies and oversight by the Adviser’s compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where the Fund and/or other accounts participate in transactions involving the same securities.  It is the Adviser’s policy to aggregate client transactions where possible and when advantageous to clients.  In these instances, clients participating in an aggregated transaction will generally receive an average share price and transaction costs will be shared on a pro rata basis.

Because Mr. Manarin is the sole shareholder of the Adviser’s parent company, he receives such compensation and/or other distributions out of the profits of the Adviser from time to time that he, in his sole discretion, determines to be appropriate and reasonable.  The Adviser compensates Mr. Huddleston with a base salary, which is a fixed amount based on his level of experience and responsibilities.  Mr. Huddleston is also eligible to receive a year-end bonus in an amount determined entirely in the discretion of Mr. Manarin.  In addition, Mr. Huddleston participates in a defined benefit plan and is provided with other benefits; however, neither the plan nor these other benefits discriminate in scope, terms or operation in favor of Mr. Huddleston and are available generally to all salaried employees.  Both Messrs. Manarin and Huddleston also receive commissions from sales of securities in their capacities as registered representatives of the Distributor.  Regarding sales of Fund shares, each person is entitled to receive the applicable sales load on the sale and to share in the Rule 12b-1 fees received by the Distributor from the Fund.  Regarding purchases by the Fund of shares of Investment Funds that charge a sales load and/or Rule 12b-1 fees, Mr. Manarin receives a portion of the dealer reallowances and a portion of the Rule 12b-1 fees paid to the Distributor by the Investment Funds, as described below.

As of December 31, 2009, the Portfolio Managers beneficially owned the following amounts in the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned(a)

Roland R. Manarin	Over $1,000,000

Aron D. Huddleston	$100,001 - $500,000

(a)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Principal Distributor.  The principal distributor of the Fund’s shares is Manarin Securities Corporation, 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and the Securities Investor Protection Corporation.  The Distributor is controlled by Roland R. Manarin, who owns all of the outstanding shares of the Distributor’s parent company, and is an affiliate of the Adviser.  The Distributor acts as the principal distributor of shares of the Fund pursuant to a distribution agreement with the Fund (“Distribution Agreement”), which requires the Distributor to use its best efforts to sell shares of the Fund.  Shares of the Fund are offered continuously.

The Distributor is reimbursed for certain distribution-related expenses directly from the Fund in accordance with a plan of distribution adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).  See “—Distribution Plan,” below.  Because the Adviser may place the Fund’s securities transactions through the Distributor, the Fund also pays brokerage commissions to the Distributor.  The following table provides information with respect to all commissions and compensation received by the Distributor from the Fund during the fiscal year ended December 31, 2009:

Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions(a)	Other Compensation(b)
$0	$0	$0	$245,488

(a)	This compensation relates to payments to the Distributor for executing the Fund’s securities transactions, as discussed under the heading “Brokerage Allocation and Other Practices” below.

(b)	This compensation relates to payments to the Distributor under the Distribution Plan, as discussed under the heading “—Distribution Plan” below.

In addition, the Distributor receives fees in the form of sales loads in an amount provided for in the Fund’s Prospectus, which are paid directly by shareholders (and not by the Fund) when they invest in the Fund.  For the fiscal years ended December 31, 2007, 2008 and 2009, the aggregate dollar amount of sales loads imposed on purchases of Fund shares was $250,093, $199,665 and $155,942, respectively.  The Distributor retained 100% of these amounts, which were, in turn, paid out to the Distributor’s registered representatives who were responsible for the sale of the Fund’s shares.  Finally, the Distributor receives dealer reallowances on purchases of shares of Investment Funds for the Fund that normally impose a front-end sales load at the time of purchase (not to exceed 1% of the Investment Fund’s offering price per share).  Such dealer reallowances are paid directly by the Investment Funds to the Distributor.  See “Brokerage Allocation and Other Practices,” below, for more information.

The Distributor has entered into agreements with various broker-dealers and other financial intermediaries to assist it in distributing the Fund’s shares.  These agreements generally provide for a reallowance of part of the sales load and compensation under the Distribution Plan.  The reallowance concessions are as follows:

Purchases	Sales Load as a % of Offering Price	Concession as % of Offering Price

Up to $249,999	2.50%	2.25%
$250,000 – $499,999	1.50%	1.35%
$500,000 - $999,999	1.00%	0.90%
$1 million or greater	None	None

Under these agreements, such broker-dealer or financial intermediary is also paid a quarterly fee pursuant to the Distribution Plan.  See “—Distribution Plan,” below.

Distribution Plan.  Under the Distribution Plan, the Distributor is to be reimbursed for expenses incurred in selling shares of the Fund, including:

•	compensation and expenses of sales and marketing personnel of the Distributor;

•	compensation paid to registered representatives of the Distributor and other broker-dealers and/or financial intermediaries that have entered into dealer agreements with the Distributor;

•
compensation to financial institutions and other institutions, organizations and associations that have provided access to their customers or otherwise assisted in the distribution process but have not been involved in the offer or sale of the Fund’s shares;

•	costs of preparing and running advertisements; and

•	other distribution-related expenses.

Under the Distribution Plan, the Fund pays the Distributor, as reimbursement for certain expenses actually incurred by the Distributor in connection with its activities on behalf of the Fund, a fee of up to 0.25% per annum, accrued daily and paid quarterly, based on the Fund’s average daily net assets.  For the fiscal year ended December 31, 2009, the Fund made payments under the Distribution Plan of $252,638 for the distribution of Fund shares.  Of this amount, payments totaling $245,488 were paid to the Distributor to reimburse the Distributor for compensation paid to its registered representatives.  To date, there have been no unreimbursed expenses incurred or paid under the Distribution Plan.

The Distribution Plan will continue in effect for successive periods of one year so long as such continuance is specifically approved by a vote of a majority of both (a) the Board of Directors, and (b) the disinterested directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting thereon.  The Distribution Plan may be terminated at any time by vote of a majority of the disinterested directors or by vote of a majority of the outstanding voting securities of the Fund.

The Board of Directors considered various factors in connection with its decision to approve the continuance of the Distribution Plan, including:

•	the nature and causes of the circumstances which make implementation of the Distribution Plan necessary and appropriate, including the competitiveness of the environment in which the Fund operates;

•
the way in which the Distribution Plan addresses those circumstances, including the types of expenses the Distribution Plan covers, such as (i) payments to brokers and other financial advisers for the sale of Fund shares; (ii) ongoing shareholder services; (iii) reimbursements and other payments to Fund dealers; and (iv) advertising and other promotional expenses;

•	the nature of the anticipated benefits, including helping shareholders realize economies of scale and avoid decreases in the level of net assets;

•	the merits of possible alternative plans or pricing structures;

•	the relationship of the Distribution Plan to other distribution efforts of the Fund, including the front-end sales load imposed at the time of share purchases; and

•
the possible benefits of the Distribution Plan to any other person relative to those of the Fund, including the benefits that would accrue to the Adviser due to a potential increase in net assets under management, which would ultimately result in higher management fees for the Adviser, and compensation to be received by the Distributor under the Distribution Agreement.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the Distribution Plan was reasonably likely to benefit the Fund and its shareholders in several potential ways.  Specifically, the Board of Directors concluded that the Distributor and any broker-dealers who have entered into dealer agreements with the Distributor would have little or no incentive to incur promotional expenses on behalf of the Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Distribution Plan important to the continued viability of the Fund.  In addition, the Distribution Plan would potentially help to increase net assets under management in a more efficient manner than direct purchases of the Fund alone, given the marketing efforts on the part of the Distributor and other broker-dealers to sell Fund shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board of Directors will monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Distribution Plan.

Roland R. Manarin, an interested director and officer of the Fund, and Aron D. Huddleston, an officer of the Fund, each has an interest in the operation of the Distribution Plan by virtue of their positions with the Distributor.

Administration and Fund Accounting.  UMB Fund Services, Inc. (“UMBFS”) provides certain administrative, accounting and recordkeeping services pursuant to the terms of the Administration and Fund Accounting Agreement between UMBFS and the Fund.  For the fiscal years ended December 31, 2007, 2008 and 2009, the fees paid for these services were $147,085, $120,762 and $90,047, respectively.

Other Service Providers.  BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, served as the Fund’s independent registered public accounting firm for fiscal year 2009.  As such, they audited the Fund’s annual financial statements for the fiscal year ended 2009.  RSM McGladrey, Inc.,  1200 Landmark Center, Suite 530, 1299 Farnam Street, Omaha, NE 68102 ,  provided tax services to the Fund including preparation of the federal and state income tax returns for the Fund.

UMBFS is the Fund’s transfer and dividend-paying agent and is located at 803 West Michigan Street, Milwaukee, WI  53233.  UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 is the custodian for the Fund’s securities and cash.  UMBFS and UMB Bank, n.a. are direct subsidiaries of UMB Financial Corporation.

Northern Lights Compliance Services, LLC ("NLCS"), located at 450 Wireless Boulevard, Hauppauge, NY 11788 provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions.  In effecting portfolio transactions, the Adviser seeks to obtain the best execution and net results for the Fund.  This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker.  Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid.

In selecting brokers to execute the Fund’s portfolio transactions, the Adviser also considers the value of research, analysis, advice and similar services provided by such brokers (collectively referred to as “research services”).  The Adviser does not, however, use “soft dollars” to obtain investment research from brokers (i.e., the Adviser does not pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction in recognition of the value of research services provided by the broker).  Rather, any such research services are paid for out of the Adviser’s own funds.

Under the 1940 Act, an open-end registered investment company must sell its shares at the offering price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads.  However, the Fund generally will not acquire securities of an Investment Fund that has a sales load unless the size of the acquisition is significant enough to eliminate the sales load in accordance with the terms stated in the prospectus of the Investment Fund.  The Adviser, to the extent possible, also seeks to eliminate the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to avoid sales charges as it purchases additional shares of an Investment Fund; and (iii) rights to waive sales charges by aggregating its purchases of several funds within a fund “family.”  The Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

With respect to purchases of shares of Investment Funds which normally impose a front-end sales load at the time of purchase, the Adviser may direct, to the extent possible, substantially all of the orders to the Distributor.  In such cases, the Distributor may be paid a per share fee (“dealer reallowance”) by the Investment Fund of up to a maximum of 1% of the Investment Fund’s offering price per share.  The Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the Investment Fund’s offering price per share.  This dealer reallowance will not be a material factor in the Adviser’s decision-making as to which Investment Funds merit the Fund’s investment.  In the event the Distributor is unable to execute a particular transaction, the Adviser will direct such order to another broker-dealer.

The Distributor may assist in the execution of Fund portfolio transactions to purchase Investment Fund shares for which it may receive distribution payments (i.e. Rule 12b-1 fees) from the Investment Funds or their underwriters or sponsors in accordance with the normal distribution arrangements for those funds. The Distributor will rebate to the Fund any Rule 12b-1 fees paid by the Investment Funds or their underwriters or sponors.   In providing execution assistance, the Distributor receives orders from the Adviser; places them with the Investment Fund’s distributor, transfer agent or other agent, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

The Fund expects that purchases and sales of short-term investment instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions.  Consequently, the Fund will normally not pay brokerage commissions in connection with such transactions.  Short-term investment instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner.  Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked price.  Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

In the event that the Fund acquires or sells U.S. Government Securities, it will pay a commission to the Distributor of not more than 1% of the acquisition price.

With respect to purchases and sales of stocks or bonds of an issuer that is not a registered investment company, such transactions will generally be directed to the Distributor.  Assuming the securities are traded on a securities exchange, the commission received by the Distributor for such purchase or sale transaction must be reasonable and fair compared to the commission received by other broker-dealers in connection with comparable transactions involving similar securities.  The Adviser must make an independent determination that, in fact, the commission received or to be received by the Distributor as a result of the transaction meets this standard.

The Distributor’s principals may receive expense paid travel in connection with due diligence meetings, which expenses are paid for by the Investment Funds or other issuers of securities acquired by the Fund.

During the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid a total of  $36,089, $21,696 and $0 in brokerage commissions, respectively.  All of these amounts were paid to the Distributor because all of the Fund’s securities transactions were placed through the Distributor during these periods.  In addition, for the years ended December 31, 2007, 2008 and 2009, the Distributor received dealer reallowances from Investment Funds’ distributors in amounts equal to $202,500, $207,375 and $38,130, respectively.  These amounts were paid under selling agreements with such Investment Funds’ distributors as a result of the Distributor acting as agent in the purchase by the Fund of shares of Investment Funds .

The Fund places its trades under a policy adopted by the Board of Directors pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Board of Directors from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

PROXY VOTING POLICIES

The Board of Directors has adopted proxy voting policies and procedures on behalf of the Fund that delegate the authority to vote proxies to the Adviser, subject to the supervision of the Board of Directors.  The proxy voting policies and procedures provide that, in the event of a conflict between the interests of Fund shareholders and those of the Adviser, the Distributor or any affiliated person of the Fund, Adviser or Distributor with regard to a proxy vote, such proxy will be voted in accordance with the Fund’s best interest as determined by a majority of the disinterested directors of the Fund.

The Adviser’s proxy voting policies and procedures generally provide that the Adviser will vote all proxies in a manner that will advance the economic interests of its clients, including their shareholders, and protecting their rights as beneficial owners of the corporations in whose securities the Adviser invests.  The Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where there is a conflict of interest, the Adviser will take one of the following steps to resolve the conflict:

•	Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on the Adviser’s part;

•	Vote the securities based upon the recommendation of an independent third party, such as a proxy voting service;

•	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•	Suggest that the client engage another party to determine how the proxy should be voted; or

•
Disclose the conflict to the client or, with respect to a registered investment company client, its board of directors (or its delegate) and obtain the client’s or board’s direction to vote the proxies.

Because the Fund is a “fund of funds,” it is subject to the requirements of Section 12(d)(1) of the 1940 Act.  For investments made by the Fund in Investment Funds, Section 12(d)(1)(F) requires the Fund to vote proxies either pursuant to instructions given by shareholders of the Fund or by voting for or against proposals in the same proportion as the other shareholders of the Investment Funds.  When the Fund receives proxy statements relating to such investments, the Adviser intends to vote the Fund’s shares of the relevant Investment Fund for or against the proposals in the same proportion as all other shareholders of the Investment Fund.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-397-1167, by accessing the Fund’s website at www.lifetimeachievementfund.com and by accessing the information on proxy voting filed by the Fund on Form N-PX on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party on a selective basis, except as specifically permitted by the Fund’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  The Fund and the Adviser disclose information about the Fund’s portfolio holdings only in the circumstances listed below.

•
The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Fund discloses its portfolio holdings by filing Form N-Q with the SEC within 60 days after the end of the first and third quarter and by filing Form N-CSR with the SEC within 10 days after mailing of the Fund’s annual and semi-annual reports to shareholders.

•
The Fund, within 15 business days after the end of each quarter, posts a graphical representation of its complete portfolio holdings and related percentages on its website at http://www.lifetimeachievementfund.com.

•
The Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Fund’s service providers, including the administrator, custodian, fund accountant and transfer agent, in connection with the fulfillment of their duties to the Fund.  These service providers are required by contract with the Fund to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•
The Adviser may disclose Fund portfolio holdings to other service providers who owe a fiduciary duty or other duty of trust or confidence to the Fund, such as the Fund’s legal counsel and independent auditors.

•
The Adviser may provide, or cause to be provided, portfolio holdings information to various ratings agencies, upon request, so long as such information, at the time it is provided, is posted on the Fund’s website or otherwise publicly available.  The Fund’s portfolio holdings are currently provided to the following ratings agencies 15 days after the end of each quarter:  Bloomberg L.P; Lipper, Inc.; Morningstar, Inc.; Thompson Reuters; and Vickers.

The Fund is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio holdings prior to public availability without prior approval of the Fund’s Board of Directors.  No compensation or other consideration may be received by the Fund, the Adviser or the Fund’s service providers in connection with the disclosure of portfolio holdings in accordance with this policy.

The Fund’s Chief Compliance Officer monitors compliance with this policy and reports any violations to the Fund’s Board of Directors on a quarterly basis.  The Board of Directors reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

PURCHASE OF FUND SHARES

Net Asset Value.  Shares of the Fund are sold on a continual basis at the offering price, which is a sum of the NAV per share next computed following receipt of an order and the applicable sales load.

The NAV per share of the Fund is calculated by adding the value of all portfolio securities and other assets (including dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of the Fund on days the NYSE is open for business.  The result, rounded to the nearest cent, is the NAV per share.

When determining NAV, expenses are accrued and applied daily.  The assets of the Fund consist primarily of shares of Investment Funds.  The Fund values Investment Funds at their current reported NAV.  Individual securities in the Fund’s portfolio that are listed on an exchange are valued at their last sale price on that exchange on the date when Fund assets are valued.  Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”).  Where an individual security is listed on more than one exchange, the Fund will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded.  If there are no sales in a day but published closing bid and asked prices are available, the security is valued at the mean of the bid and asked prices.  If only a bid or only an ask quote is available, or the spread between the bid and ask is larger, further consideration will be given as to whether market quotations are readily available.  When reliable market quotations are not readily available, the security is valued at its fair value as determined in good faith by the Adviser according to the procedures adopted by the Fund’s Board of Directors.  Prospectuses for the Investment Funds explain the circumstances under which such Investment Funds will use fair value pricing and the effects of fair value pricing.  Registered money market funds generally use the amortized cost or penny-rounding methods to value their securities at $1.00 per share.  Shares of closed-end funds and exchange-traded funds (“ETFs”) that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.  Shares of closed-end funds and ETFs listed on the NASDAQ Stock Market are normally valued at the NOCP; other shares traded in the over-the-counter market are valued at the last bid price available prior to valuation.  Securities having 60 days or less remaining to maturity are valued at their amortized cost.  Any investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

The calculation of the NAV of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m., Eastern Time, and at other times, may not be reflected in the calculation of NAV of the Fund.  The NYSE is currently closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

An example of how the Fund calculated its total NAV per share as of December 31, 2009 is as follows:

Net Assets	=	NAV per share
Shares Outstanding

$141,314,001	=	$17.18
8,227,082

Letter of Intent.  A Letter of Intent (“LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge.  The size of investment shown in the sales charge table includes purchases of shares over a 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned.  An investor may elect to compute the 13-month period starting up to 60 days before the date of execution of an LOI.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  The LOI does not preclude the Fund from discontinuing the sale of its shares.  The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected.  If trades not initially made under an LOI subsequently qualify for a lower sales charge through the 60-day backdating provisions, an adjustment will be made at the expiration of the LOI to give effect to the lower sales charge.  Such adjustment in sales charge will be used to purchase additional shares.  The Fund initially will escrow shares totaling 5% of the dollar amount of the LOI to be held by our shareholder services department in the name of the shareholder.  In the event the LOI goal is not achieved within the specified period, the investor must generally pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid.  Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.  However, in limited circumstances, a short extension may be granted for the investor to reach the LOI goal as described in the Fund’s Prospectus under “Investing in the Fund – Front-End Sales Load.”

Reinstatement Privilege.  If you have redeemed shares of the Fund, you may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off your purchase to the next full share) in shares of the Fund.  Reinstatements are made at the NAV per share (without a sales charge) next determined after the order is received, which must be made within 90 days after the date of the redemption, provided that shares of the Fund are available for sale.  You must reinstate shares of the Fund into an account with the same registration.  To qualify for the reinstatement privilege, you must notify the Fund in writing in advance of reinvestment and you may exercise this privilege only once.

Rights of Accumulation.  You may take into account the current value of your existing holdings in shares of the Fund and any holdings of any of your family members (spouse and children under the age of 21 that live in your household) to determine your sales load.  Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains).  You may be required to provide copies of account statements or to provide other documentation to substantiate your balance or the balance of your family members in the Fund.

Sales of Shares Without a Sales Charge at NAV.  Sales of shares to participants of Employer Sponsored Retirement Plans established pursuant to section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”), are sold without any sales charge at NAV.  In addition, shares may be sold at NAV to persons who are current or former directors of the Fund, current or former employees or sales representatives of the Adviser or Distributor, current or former officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor as dealers for the Fund, members of the immediate families of persons names above and any trust, custodian, pension, profit sharing or other benefit plan of the foregoing.  In addition, shares may be sold without a sales load at NAV to certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor, and to omnibus accounts held by financial intermediaries that provide trust, custodial and other shareholder services to individual shareholders.  For purposes of the foregoing, immediate family member includes a spouse, all minor or adult children for which the person has or had sole or shared legal custody, all parents and grandparents of the person or his or her spouse.  These exceptions are made available to facilitate ownership of Fund shares by such persons and because minimal or no sales effort is required with respect to the categories of investors excepted.  For more information on how to purchase at NAV, please see the Prospectus.

TAXATION OF THE FUND

Regulated Investment Company Status.  The Fund intends to meet the requirements of Subchapter M of the Code.  In the event the Fund fails to qualify as a regulated investment company (“RIC”) under Subchapter M, it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and distributions that the Fund makes would not qualify for the dividends paid deduction.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Distributions to and Dispositions by Shareholders.  Dividends and other distributions declared by the Fund in October, November and December of any year and payable to shareholders of record on a date in any one of these months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31st falls.

A portion of the distributions of the Fund’s investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction available to corporate shareholders of the Fund.  The portion of the Fund’s investment company taxable income eligible for the dividends-received deduction may not exceed the aggregate dividends it receives either directly from U.S. corporations (excluding RICs, among others) or indirectly from such corporations through Investment Funds in which it invests.  However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

The Fund will be subject to a non-deductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of both its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  As of December 31, 2009, the Fund had a capital loss carryover of $36,624,974, of which $9,948,744 expires on December 31, 2016 and $26,676,230 expires December 31, 2017.  The unused and unexpired portion of this capital loss carryover, if any, will be treated as a short-term capital loss of the Fund in future years, and may therefore offset future short-term and/or long-term capital gain realized by the Fund.

Generally, if Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any net capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dispositions by the Fund.  Generally, a disposition by the Fund of its shares of an Investment Fund will increase or decrease the Fund’s investment company taxable income or net capital gain, depending on whether the redemption proceeds are more or less than the Fund’s adjusted basis for the redeemed shares (which normally includes any sales load paid) and the length of time the Fund held the redeemed shares; an exchange by the Fund of its shares of an Investment Fund for shares of another Investment Fund normally will have similar tax consequences.  However, if the Fund disposes of an Investment Fund’s shares (“original shares”) within 90 days after its purchase thereof and subsequently reacquires shares of that Investment Fund or acquires shares of another Investment Fund on which a sales load normally is imposed (“replacement shares”), without paying the sales load (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then the Fund’s adjusted basis for the original shares will not include any sales load imposed on the Fund’s purchase of the original shares (although, if the sales load imposed on the Fund’s purchase of the original shares exceeds the amount of the reduction in the sales load imposed on the Fund’s purchase of the replacement shares, then the Fund’s adjusted basis for the original shares will include the amount of that excess).  Since some or all of the sales load imposed on the Fund’s purchase of the original shares is not included in the Fund’s adjusted basis for the original shares, any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales load that is not included in the Fund’s adjusted basis for the original shares.  Instead, that amount of the sales load that is not included in the Fund’s adjusted basis for the original shares will increase the Fund’s adjusted basis for the replacement shares.

PERFORMANCE

From time to time, the total return of Fund shares may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Fund (toll-free) at 1-800-397-1167.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009.  The unaudited financial statements and notes included in the Fund’s Semi-Annual Report dated June 30, 2010 will be incorporated herein by subsequent amendment.  A copy of the most recent Semi-Annual and Annual Reports may be obtained without charge by contacting the Fund at the address located on the front cover of the SAI or by calling toll-free 1-888-339-4230.

APPENDIX A

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (Currently applied and/or outstanding)
i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.
pr
The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch's ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early.  As the issue no longer exists, it is therefore no longer rated.

'NR' denotes that Fitch Ratings does not publicly rate the associated issuer or issuer.

'WD'
Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the creditworthiness is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchanged offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is les than par.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)
i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)
*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s Primary Credit Rating Scales–Long-Term Credit Ratings

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’–‘D’ and ‘F1’–‘D’) are used for debt and financial strength ratings.  The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

AAA
Highest credit quality.  'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA
Very high credit quality.  'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality.  'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative.  'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative.  'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and
•	Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD
Restricted Default.  'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a coercive debt exchange on one or more material financial obligations.

D
Default.  'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note:
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Long-Term IDR categories below 'B'.

Short-Term Ratings Assigned to Obligations in Corporate, Sovereign and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets,

F1:  Highest short-term credit quality
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good short-term credit quality
Good intrinsic capacity for timely payment of financial commitments.

F3:  Fair short-short term credit quality
The intrinsic capacity for timely payment of financial commitments is adequate.

B:  Speculative short-term credit quality
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:  High short-term default risk
Default is a real possibility.

RD:  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D:  Default
Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’.  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A (xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx), CC(xxx), C(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)	'CC' National Ratings denote that default of some kind appears probable.

C(xxx)	'C' National Ratings denote that default is imminent.

D(xxx)	'D' National Ratings denote an issuer or instrument that is currently in default.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or“-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’ or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS
Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of urchase price upon demand.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

See “Exhibit Index.”

Item 29.	Persons Controlled by or Under Common Control with Registrant.

(a)
Manarin Investment Counsel, Ltd., a Nebraska corporation and Registrant’s investment adviser (“Adviser”), is a wholly-owned subsidiary of Roland Manarin & Associates, Inc. (“RMA”), a Nebraska corporation.  RMA is controlled by Roland R. Manarin, the President and Chairman of the Registrant.  Mr. Manarin owns 100% of the outstanding stock of RMA.

(b)
Manarin Securities Corporation, a Nebraska corporation and the principal distributor of Registrant’s shares (“Distributor”), is a wholly-owned subsidiary of RMA.  RMA is controlled by Roland R. Manarin, the President and Chairman of the Registrant.  Mr. Manarin owns 100% of the outstanding stock of RMA.

Item 30.	Indemnification.

The Registrant’s Articles of Incorporation (“Articles”) provide for limiting the liability of officers and directors to the full extent permitted by Maryland General Corporation Law (the “MGCL”).  Notwithstanding the foregoing, the Articles state that the Registrant will not protect any officer or director against liability to the Registrant and its shareholders by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.  The Bylaws of the Registrant contain a similar provision.

The Investment Advisory Agreement between the Adviser and the Registrant provides that the Adviser will not be liable for any of its actions (e.g., errors of judgment, mistakes of law, losses arising out of investments) on behalf of the Registrant, provided that nothing shall protect, or purport to protect, the Adviser against any liability to the Registrant or to the security holders of the Registrant to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.  No provision of the Investment Advisory Agreement is to be construed to protect any director or officer of the Registrant or the Adviser from liability in violation of Section 17(h), 17(i), or 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Furthermore, under the Investment Advisory Agreement, the Adviser will indemnify the Registrant and its directors, officers, agents, and employees (“Indemnitee Persons”) against any loss, claim, damages, tax, penalty, liability, disbursement, litigation expenses, attorneys’ fees, and expenses or court costs arising out of, or in any way relating to:

(1)	the enforcement of the Investment Advisory Agreement;

(2)
all actions or omissions of the Indemnitee Persons, provided that they were not engaged in willful misfeasance, bad faith or gross negligence in the performance of their duties, or in reckless disregard of their obligations and duties under the Investment Advisory Agreement; and

(3)	the Adviser’s refusal or failure to comply with the terms of the Investment Advisory Agreement due to its willful misfeasance, bad faith or gross negligence.

Such indemnification by the Adviser would not be available to the extent that any enforcement action is instituted against an Indemnitee Person and the action is not settled and does not result in any final judgment in favor of such person.

The Distribution Agreement between the Distributor and the Registrant provides that the Registrant will indemnify the Distributor and any of its officers, directors and control persons against any and all claims, demands, liabilities and expenses (including certain costs of investigation and attorneys’ fees) incurred under the Securities Act of 1933, as amended (the “1933 Act”), or under the common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Registrant’s Registration Statement, including the Prospectus and Statement of Additional Information (“SAI”), or arising out of or based upon any alleged omission to state a material fact required to be stated in such documents or necessary to make these statements in them not misleading, except in circumstances where a court of competent jurisdiction determines such indemnification to be against public policy as expressed in the 1933 Act, or where the Distributor would otherwise be subject to liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

The Distribution Agreement also provides that the Distributor will indemnify Registrant, its officers and directors, and any control persons of Registrant against any and all claims, demands, liabilities and expenses (including certain costs of investigation and attorneys’ fees) which the Registrant or its officers, directors or control persons may incur under the 1933 Act or under the common law or otherwise, but only to the extent that such liability or expense incurred resulted from claims or demands arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to Registrant for use in Registrant’s Registration Statement, Prospectus or SAI, or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in such document and necessary to make the statements in the document not misleading.

The Registrant undertakes to carry out all indemnification provisions of its Bylaws and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Pursuant to Rule 484 under the 1933 Act, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.	Business and Other Connections of Investment Adviser.

Besides serving as investment adviser to the Registrant and other client accounts, the Adviser is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.  Information regarding the business, profession, vocation, or employment of a substantial nature of the Adviser’s directors and officers is hereby incorporated by reference to the information contained under “Management of the Fund-Directors and Officers” in the SAI and Part I of Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 32.	Principal Underwriters.

The Distributor acts as the principal distributor of the Registrant’s shares and does not act as a principal underwriter, depositor or investment adviser for any other investment company at this time.  The sole director of the Distributor is Roland R. Manarin.  Mr. Manarin also serves as President and Treasurer, Aron D. Huddleston serves as the Vice President, and Deborah L. Koch serves as Financial and Operations Principal, Chief Compliance Officer and Secretary of the Distributor.  Mr. Manarin is the Chairman and President, Mr. Huddleston is the Vice President, and Ms. Koch is the Secretary of the Registrant.  The principal business address of Mr. Manarin, Mr. Huddleston and Ms. Koch is 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118 .

Item 33.	Location of Accounts and Records.

The Adviser and Distributor, located at 15858 West Dodge Road, Suite 310, Omaha, Nebraska 68118, and UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, maintain the books, accounts, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder.

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Omaha and State of Nebraska on the 18 day of August, 2010.

LIFETIME ACHIEVEMENT FUND, INC.
(Registrant)

By:	s/
Roland R. Manarin, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

s/	Vice President	August 18, 2010
Aron D. Huddleston

s/
Lynn Bowley	Treasurer (Principal	August 18, 2010
Accounting Officer/
Principal Financial Officer)
August 18, 2010
Director
David C. Coker*

	Director	August 18, 2010
Jerry Vincentini*

	Director	August 18, 2010
Dr. Bodo W. Treu*

	Director	August 18, 2010
Mark H. Taylor*

*By:	s/
Roland R. Manarin
Director and President (Principal Executive Officer),
and as Attorney in fact pursuant to Power of Attorney filed
on April 28, 2008, Post-Effective Amendment No. 10.

EXHIBIT INDEX

Exhibit Number	Document Description	Incorporated by Reference to	Filed Herewith

(a)(1)	Articles of Incorporation, as Amended and Restated	Form N-1A filed June 20, 2000

(a)(2)	Articles of Amendment	Form N-1A filed April 17, 2006

(b)	Amended and Restated By-Laws	Form N-1A filed February 18, 2010

(c)	Specimen of Common Share Certificate	Form N-1A filed June 20, 2000

(d)	Investment Advisory Agreement	Form N-1A filed June 20, 2000

(e)(1)	Distribution Agreement	Form N-1A filed June 20, 2000

(e)(2)	Form of Dealer Agreement	Form N-1A filed April 29, 2009

(e)(3)	Form of Rule 22c-2 Agreement	Form N-1A filed April 16, 2007

(f)	Bonus, Profit Sharing, Pension or Other Similar Contracts	N/A

(g)	Custody Agreement with UMB Bank, N.A.	Form N-1A filed April 30, 2003

(h)(1)	Transfer Agency Agreement with UMB Fund Services, Inc.	Form N-1A filed April 30, 2003

(h)(2)	Administration and Fund Accounting Agreement with UMB Fund Services, Inc.	Form N-1A filed April 30, 2003

(h)(3)	Retirement Plan Agreement	Form N-1A filed April 30, 2003

(h)(4)	Addendum to Transfer Agency Agreement with UMB Fund Services, Inc.	Form N-1A filed April 16, 2007

(h)(5)	SEC Rule 22c-2 Addendum to Transfer Agency Agreement	Form N-1A filed April 29, 2008

Exhibit Number	Document Description	Incorporated by Reference to	Filed Herewith

(h)(6)	Form of Promissory Note	Form N-1A filed April 29, 2009

(h)(7)	Form of Northern Lights Compliance Consulting, LLC Consulting Agreement		X

(i)(1)	Opinion of Thompson Hine LLP	Form N-1A filed April 30, 2010
(i)(2)	Consent of Thompson Hine LLP		X
(j)(2)	Consent of BBD, LLP	To be provided by subsequent amendment.

(k)	Omitted Financial Statements	N/A

(l)	Initial Capitalization Agreements	Form N-1A filed June 20, 2000

(m)	Rule 12b-1 Plan	Form N-1A filed June 20, 2000

(n)	Rule 18f-3 Plan	N/A

(o)	Reserved	N/A

(p)	Amended and Restated Code of Ethics	Form N-1A filed April 29, 2009

(q)	Powers of Attorney	Form N-1A filed April 28, 2008